UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CYCURION, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE STOCKHOLDER CONSENT OF THE MAJORITY CONSENTING STOCKHOLDERS OF THE VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED VOTING STOCK OF THE COMPANY IN LIEU OF A MEETING OF THE STOCKHOLDERS, DATED AUGUST 28, 2025

To the Stockholders of Cycurion, Inc.:

This Notice and the accompanying Information Statement are being furnished to the holders (the “Stockholders”) of the shares of common stock, par value $0.0001 per share (the “Common Stock”) and shares of the Series A Convertible Preferred Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series G Convertible Preferred Stock, each with a par value $0.0001 per share (“Preferred Voting Stock”), of Cycurion, Inc., a Delaware company (the “Company”) pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in connection with actions taken by the holders of a majority of the issued and outstanding Common Stock and Preferred Voting Stock (the “Majority Consenting Stockholders”), which actions were approved by written consent on August 28, 2025 (the “Stockholder Consent”) to:

(1)	to elect six directors to our Board of Directors until the annual meeting of stockholders to be held in 2026 (“Proposal No. 1”);
(2)	to ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025 (“Proposal No. 2”);
(3)	to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“Proposal No. 3”);
(4)	to recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers (“Proposal No. 4”);
(5)	to approve an amendment to our Second Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of authorized shares of Common Stock (“Proposal No. 5”);
(6)	to approve one or more amendments to our Charter to effect one or more reverse stock splits of our shares of Common Stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive (“Proposal No. 6”);
(7)	to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan (“Proposal No. 7”); and
(8)	to transact such other business as may properly come before the meeting or any adjournment thereof.

The actions to be taken pursuant to the Stockholder Consent shall be taken at such future date as determined by the board of directors of the Company (the “Board of Directors”), as evidenced by the filing of the certificates of amendment with the Secretary of State of the State of Delaware (the “Secretary of State”), but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the Stockholders of record as of August 13, 2025. The Amendment to our Charter was authorized and approved by the Stockholder Consent, a copy of which is included in Exhibit A attached hereto.

This Information Statement is being sent to you for information purposes only and you are not required to take any action.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

By Order of the Board of Directors

/s/ L. Kevin Kelly
L. Kevin Kelly
Chief Executive Officer
McLean, Virginia
September 9, 2025

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CYCURION, INC.

1640 Boro Place, Fourth Floor

McLean, VA 22102

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is being filed with the United States Securities and Exchange Commission (the “SEC”) on September 9, 2025, in connection with the Stockholder Consent, dated August 28, 2025 to:

(1)	to elect six directors to our Board of Directors until the annual meeting of stockholders to be held in 2026 (“Proposal No. 1”);
(2)	to ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025 (“Proposal No. 2”);
(3)	to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“Proposal No. 3”);
(4)	to recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers (“Proposal No. 4”);
(5)	to approve an amendment to our Second Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of authorized shares of Common Stock (“Proposal No. 5”);
(6)	to approve one or more amendments to our Charter to effect one or more reverse stock splits of our shares of Common Stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive (“Proposal No. 6”);
(7)	to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan (“Proposal No. 7”); and
(8)	to transact such other business as may properly come before the meeting or any adjournment thereof.

A copy of the form of Stockholder Consent regarding the Amendment to the Charter is attached as Exhibit A to this Information Statement.

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Exchange Act, the actions approved by the Majority Consenting Stockholders cannot become effective until 20 days from the date of mailing or furnishing of the Definitive Information Statement to our Stockholders.

The Amendment to the Charter will be effective upon the filing of the Amendment to the Charter with the Secretary of the State of Delaware (the “Effective Date”).

As of August 13, 2025 (the “Record Date”), there were 51,700,173 shares of our Common Stock issued and outstanding and there were 6,784,551 shares of preferred stock. Of the 6,784,551 shares of preferred stock issued and outstanding, there were 114,851 shares of Preferred Voting Stock (which convert into 17,430,424 shares of Common Stock), which all have voting rights on an as-if-converted-to-Common Stock basis. The Series B Convertible Preferred Stock and Series D Convertible Preferred Stock do not have voting rights. The “Common Stock” together with the “Preferred Voting Stock” will herein be referred as the “Voting Stock”. For more information, please see the section “Description of Our Securities.”

As of the Record Date, the Majority Consenting Stockholders held 17,908,343 shares of Common Stock and 114,851 shares of Preferred Voting Stock (which convert into 17,430,424 shares of Common Stock), and therefore hold 35,338,767 shares of Voting Stock out of the 69,130,597 shares of Voting Stock issued and outstanding, or 51.11% of the Voting Stock. Therefore, no other stockholder consents will be obtained in connection with this Information Statement.

The Company will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and any documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our Common Stock and Preferred Voting Stock held of record by these persons, and the Company will reimburse them for their reasonable expenses incurred in this process.

Pursuant to Rule 14c-2 under Exchange Act of 1934, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been made available and notice of where to find the Information Statement has been sent to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business September 29, 2025.

Our principal executive offices are located at Cycurion, Inc., 1640 Boro Place, Fourth Floor, McLean, Virginia 22102 and our telephone number is +1 (888) 341-6680.

When used in this Information Statement, the terms “we,” “us,” “our” “Cycurion” and the “Company” mean Cycurion, Inc., a Delaware corporation.

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TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT	1
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	4
EXECUTIVE OFFICERS	10
EXECUTIVE COMPENSATION	11
PROPOSAL NO. 1: ELECTION OF DIRECTORS	14
PROPOSAL NO. 2: RATIFICATOIN OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
PROPOSAL NO. 3: APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	16
PROPOSAL NO. 4: RECOMMENDATION, ON A NON-BINDING BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	17
PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	18
PROPOSAL NO. 6: APPROVAL OF ONE OR MORE AMENDMENTS TO THE COMPANY’S CHARTER TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF ITS SHARES OF COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING BETWEEN AND INCLUDING 3:1 to 75:1 AND IN THE AGGREGATE NOT MORE THAN 250:1, INCLUSIVE	19
PROPOSAL NO. 7: INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2025 EQUITY INCENTIVE PLAN	25
DESCRIPTION OF OUR SECURITIES	33
BENEFICIAL OWNERSHIP OF SECURITIES	45
DELINQUENT SECTOIN 16(A) REPORTS	46
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	46
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	50
WHERE YOU CAN FIND MORE INFORMATION	50
EXHIBIT A: CONSENT OF MAJORITY CONSENTING STOCKHOLDERS	A-1
EXHIBIT B: 2025 EQUITY INCENTIVE PLAN	B-1

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q. What is the Purpose of this Information Statement?

A.	This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify all Stockholders of Common Stock on the Record Date (“Stockholders of Record”) that the following corporate actions are expected to be taken on or around September 29, 2025:

(1)	to elect six directors to our Board of Directors until the annual meeting of stockholders to be held in 2026 (“Proposal No. 1”);
(2)	to ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025 (“Proposal No. 2”);
(3)	to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“Proposal No. 3”);
(4)	to recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers (“Proposal No. 4”);
(5)	to approve an amendment to our Second Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of authorized shares of Common Stock (“Proposal No. 5”);
(6)	to approve one or more amendments to our Charter to effect one or more reverse stock splits of our shares of Common Stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive (“Proposal No. 6”);
(7)	to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan (“Proposal No. 7”); and
(8)	to transact such other business as may properly come before the meeting or any adjournment thereof.

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Exchange Act as well as generally to keep our Stockholders informed.

Q. Why is no formal Stockholders’ Meeting be held?

A.	According to Delaware General Corporate Law (“DGCL”) §228, unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the company in the manner required by this section.

According to our Second Amended and Restated Bylaws (“Bylaws”), any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the company having custody of the book in which proceedings of meetings of stockholders are recorded.

According to our Bylaws, except as otherwise provided by law, the certificate of incorporation of the company or these bylaws, in all matters other than the election of directors (which requires a plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon), the affirmative vote of the majority of the votes cast by the shares of capital stock of the company present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided a quorum is present.

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On August 28, 2025, pursuant to the Written Consent signed by the Majority Consenting Stockholders owning 35,338,767 shares of Preferred Voting Stock being 51.11% of the 69,130,597 shares of Voting Stock issued and outstanding, consisting of 17,908,343 shares of Common Stock being 34.64% of the 51,700,173 shares of Common Stock issued and outstanding and 17,430,424 shares of Preferred Voting Stock, on an as-if-converted-to-Common Stock basis, being 100% of the 17,430,424 shares of Preferred Voting Stock, on an as-if-converted-to-Common Stock basis, issued and outstanding, all the measures to be placed before the Stockholders at the 2025 annual general meeting were approved and are to be implemented on or around September 29, 2025.

FOR THIS REASON, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

THE ACTIONS PLACED BEFORE THE STOCKHOLDERS, HAVING EFFECTIVELY BEEN DECIDED BY A MAJORITY OF THE STOCKHOLDERS BY WRITTEN CONSENT, WILL BE IMPLEMENTED WITHOUT A STOCKHOLDERS’ MEETING NO SOONER THAN 20 DAYS FROM THE DATE OF COMMUNICATION OF NOTICE OF THIS INFORMATION STATEMENT.

Q.	Why did I receive a notice in the mail regarding the Internet and email availability of Information Statement materials instead of a full set of printed materials?

A.	Pursuant to rules adopted by the SEC which the Company follows voluntarily, we are making this Information Statement and our Annual Report for the year ended December 31, 2024 (Annual Report and, together with this Information Statement, the information statement materials) available to Stockholders electronically via the Internet and by email.

Stockholders will receive notification of the availability of the information statement materials and receive the information statement materials via email or if so requested, printed copies of the information statement materials will be sent. Please think of the environment and reducing our carbon footprint and where possible request materials only by email.

Instructions on how to request a printed copy may be found in this Information Statement. We believe that the electronic process via email expedites your receipt of the information statement materials and reduces the cost and environmental impact of printing information statement materials.

On or about September 9, 2025, Stockholders of Record and beneficial owners of our Common Stock at the close of business on August 13, 2025 will be sent a Notice informing them that the Information Statement is being sent to them for informational purposes.

Q.	How many votes are required to approve each proposal and how will this be voted?

A.	Under our Bylaws, except as otherwise required by law, Proposal No. 2, Proposal No. 3, Proposal No. 5, Proposal No. 6 and Proposal No. 7 shall be effected by a majority of the votes cast at a Meeting at which a quorum is present. Proposal No. 1 shall be effected by a plurality of votes cast at a Meeting at which a quorum is present.

On August 28, 2025, the Majority Consenting Stockholders, representing a majority of all the issued and outstanding shares of Common Stock and Preferred Voting Stock of the Company, agreed by Written Consent in accordance with DGCL §228 and the Company’s governing documents (i) to the items being proposed and (ii) to enact such decisions on or around September 29, 2025. Since such Written Consent was taken by the Majority Consenting Stockholders representing 51.11% of the total issued and outstanding voting power of the 69,130,597 shares of Voting Stock and considering this represents a clear majority on all the matters proposed and constitutes a quorum it may be taken that these decisions will be enacted on or around September 29, 2025.

As a result, there will be no Stockholders’ meeting held.

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Q.	What is the difference between holding shares as a Stockholder of Record and as a beneficial owner?

A.	Some of our Stockholders hold their shares through a broker, trustee, bank, other financial intermediary, or other nominee rather than directly in their own name. As summarized below, there are some differences between Stockholders of Record and beneficial owners.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, USA as of the close of business on August 13, 2025, you are considered the Stockholder of Record with respect to those shares, and the Notice of the availability of the information statement will be sent to you, via mail, email or otherwise, directly to you by the Company.

Beneficial Owners

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary, or other nominee, as of the close of business on August 13, 2025, you are considered the beneficial owner of those shares held in “street form”. The Notice of information statement materials will be made available, via mail, email or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the “intermediary”) and they will forward this notice to you.

Q.	What Corporate matters did the Majority Consenting Stockholders vote for?

A.	The Majority Consenting Stockholders have voted in favor of Proposals No. 1-7.

Q.	Will any other actions be taken resulting from the Written Consent?

A.	No.

Q.	Will the results of the decisions of the Written Consent be additionally published?

A.	We will report on Form 14-C in a definitive Information Statement the results of the decision-making process when it takes effect approximately 20 days’ time after this notice. The definitive Information Statement will be made available on our website (www.cycurion.com) and on the SEC website (www.sec.gov) on or about September 29, 2025.

Q.	Am I being solicited or required to vote?

A.	No. Since a majority of the voting power entitled to vote at the Annual Meeting through their ownership of Common Stock and Preferred Voting Stock have already pledged to adopt the decisions required to be decided at the Annual Meeting by Written Consent made on August 28, 2025 in accordance with DGCL §228 and the Company’s governing documents, additional votes are not required and proxies from other Stockholders are not being sought. The decisions made will be acted on by Written Consent on or around September 29, 2025 in accordance with Rule 14(c)-2 of the Exchange Act.

Q.	Is there a list of Stockholders of Record?

A.	A list of Stockholders of Record may be obtained by our Stockholders of record from the Chief Financial Officer of the Company via an email request sent to alvin.mccoy@cycurion.com. If you are a beneficial owner, such request should be made through the Stockholder of Record holding your shares.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board of Directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Matters

The Nasdaq Stock Market (“Nasdaq”) requires that listed companies follow certain corporate governance rules relating to, among other things, the adoption and disclosure of corporate governance guidelines, director independence, and executive sessions of non-management and independent directors. We currently comply with the Nasdaq listing standards applicable to U.S. companies.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines covering, among other things, the authority, duties and responsibilities of and independence standards applicable to our directors. Our Corporate Governance Guidelines also address, among other things, the composition of the Board of Directors, Board of Directors’ committee structures and assignments, the procedures related to meetings of the Board of Directors, and the Board of Directors’ evaluation policies. A copy of our Corporate Governance Guidelines is available on our website at https://investors.cycurion.com/governance#committees. None of the information contained on the Company’s website is incorporated into or forms a part of this Information Statement. You may also request a printed copy of the guidelines free of charge by sending a written request to our Chief Financial Officer at the address on the cover of this Information Statement.

Director Independence

The applicable listing rules of Nasdaq, on which our shares of Common Stock is listed, generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors conducts an annual review of the independence of our directors. The Board of Directors has determined that, as of the date hereof, each of the following members of the Board of Directors is an “independent director” as defined under the applicable Nasdaq standards and SEC rules: Messrs. Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker.

Board Leadership Structure

The Board of Directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors. The Board of Directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board of Directors. The Board of Directors has determined that having a director who is also the Chief Executive Officer serve as the Chairman is not in the best interest of the Company’s stockholders at this time. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board of Directors, and our Chairman to focus on leading the Board of Directors in its fundamental role of providing guidance to, and independent oversight of, our management. Currently, Mr. L. Kevin Kelly serves as our Chief Executive Officer and Chairman of the Board of Directors.

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Our Board of Directors’ Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Although our Board of Directors does not have a standing risk management committee, it administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial, regulatory, cybersecurity, privacy, compliance and reputational risks.

The audit committee of the Company (“Audit Committee”) is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The Audit Committee also monitors compliance with legal and regulatory requirements and assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management. The compensation committee of the Company (“Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements. The nominating and corporate governance committee (“Nominating and Corporate Governance Committee”) assesses risks related to our corporate governance practices, the independence of our Board of Directors and monitors the effectiveness of our governance guidelines.

We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors and committee leadership structure supports this approach.

Committees of the Board of Directors

The Board of Directors has formed the committees described below. Each of the committees operates pursuant to a written charter adopted by the committee or our Board of Directors. Each charter sets forth the committee’s specific functions and responsibilities. The Board of Directors may from time to time establish other committees. Each committee charter is available on our website at https://investors.cycurion.com/governance#committees. None of the information contained on the Company’s website is incorporated into or forms a part of this Information Statement. You may also request a printed copy of the committee charters free of charge by sending a written request to our Chief Financial Officer at the address on the cover of this Information Statement.

Audit Committee

The Audit Committee assists the Board of Directors with its oversight of the integrity of the financial statements; the compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of the financial risk assessment and risk management. Among other things, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of disclosure controls and procedures. The Audit Committee also discusses with management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope, and timing of the annual audit of the financial statements, and the results of the audit, quarterly reviews of the financial statements and, as appropriate, initiates inquiries into certain aspects of the financial affairs.

The Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment (subject to stockholder approval, if deemed advisable by the Board of Directors), compensation, retention, and oversight of the work of the independent registered public accounting firm. The Audit Committee has sole authority to approve the hiring and discharging of the independent registered public accounting firm (subject to stockholder approval, if deemed advisable by the Board of Directors), all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. The Audit Committee reviews and oversees all related party transactions in accordance with policies and procedures.

The Audit Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. Each member of the Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and each member is financially literate. In addition, the Board of Directors has determined that Mr. O’Brien, who is the chairman of the Audit Committee, is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Securities Act”).

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Compensation Committee

The Compensation Committee assists the Board of Directors with its oversight of the forms and amount of compensation for executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of equity and non-equity incentive plans for employees and other service providers and certain other matters related to compensation programs. The Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluates the performance of other executive officers (including officers reporting under Section 16 of the Exchange Act). The Chief Executive Officer may not be present during any portion of a Compensation Committee meeting in which deliberation or any vote regarding their compensation occurs.

The Compensation Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. Mr. Ginsberg is the chairman of the Compensation Committee. The composition of the Compensation Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee did not engage a compensation consultant in 2024 or for the 2025 fiscal year.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors with its oversight of and identification of individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects, or recommends that the Board of Directors selects, director nominees; develops and recommends to the Board of Directors a set of corporate governance guidelines; oversees the evaluation of the Board of Directors; and reviews and recommends to the Board of Directors improvements to the Corporate Governance Guidelines and the overall corporate governance of the Company on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. Mr. O’Brien is the chairman of the Nominating and Corporate Governance Committee. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations.

Board and Committee Meetings and Attendance

Our Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2024: (i) our Board of Directors met 10 times; (ii) our Audit Committee jointly with our Board of Directors meetings met 10 times; (iii) our Compensation Committee met three times separately and 10 times jointly with the Board of Directors and the Audit Committee; and (iv) our Nominating and Corporate Governance Committee met one two times and jointly with our Audit Committee 10 times.

During 2024, each member of our Board of Directors attended at least 90% of the aggregate of all meetings of our Board of Directors and of all meetings of committees on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board of Directors to be present at our Annual Meeting.

Code of Ethics

Cycurion has adopted a Code of Ethics and it relies on its board to review related party transactions on an ongoing basis to prevent conflicts of interest. Cycurion’s Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to Cycurion’s Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If Cycurion’s Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Cycurion’s Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of Cycurion. Our Code of Ethics is available on our website at https://investors.cycurion.com/governance#committees. None of the information contained on the Company’s website is incorporated into or forms a part of this Information Statement. You may also request a printed copy of our Code of Ethics free of charge by sending a written request to our Chief Financial Officer at the address on the cover of this Information Statement.

6

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations.

Director and Officer Hedging

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Director and Officer Liability and Indemnification

We have purchased directors’ and officers’ liability insurance and have entered into indemnification agreements with each of directors and executive officers. The indemnification agreements and our Charter and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Legal Proceedings

On July 29, 2024, Object3, LLC initiated an arbitration proceeding with the American Arbitration Association, styled Object3, LLC, Claimant, v. Cloudburst Security, LLC, Respondent, Case No. 01-24-0006-9906. The claimant made claims against Cloudburst for unpaid consulting services and associated costs, fees, and interest for the prior 12-month period in the aggregate amount of approximately $228,000. Defendant Cloudburst (a wholly-owned subsidiary) denies that it owes such amount to Claimant. As of the date of this Information Statement, the arbitration proceeding has been settled.

We know of no other material pending legal proceedings to which we or any of our subsidiaries are a party or to which any of our assets or properties, or the assets or properties of any of our subsidiaries, are subject and, to the best of our knowledge, no adverse legal activity is anticipated or threatened. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

We know of no material proceedings in which any of our directors, officers, or affiliates, or any registered or beneficial stockholder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Members of Our Board of Directors

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
L. Kevin Kelly	60	Chairman of the Board of Directors
Emmit McHenry	82	Director
Peter Ginsberg (1)(2)(3)	70	Director
Reginald S. Bailey, Sr. (1)(2)(3)	50	Director
Kevin E. O’Brien (1)(2)(3)	57	Director
Irving Minnaker	66	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Biographical information concerning the directors listed above is set forth below.

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L. Kevin Kelly, Chief Executive Officer and Chairman of the Board of Directors

L. Kevin Kelly has served as Cycurion’s Chief Executive Officer since January 25, 2023 and Chairman of the Board of Directors since February 14, 2025. Mr. Kelly will continue to serve as Cycurion’s Chief Executive Officer (and, upon Closing, as Cycurion’s Chief Executive Officer for the first 10 days after the Closing). From March 2015, he was the Chief Executive of Halo Privacy, a Chicago, Illinois-based cyber security organization that focuses on digital security solutions for high-profile individuals and Fortune 500 companies. In 2014 and 2015, he was the Chief Executive Officer and President for the North American operations of Asia Pulp & Paper, an Asian-based pulp and paper entity that ranks as one of the largest in the world. Mr. Kelly’s career also included 16 years with Heidrick & Struggles International Incorporated, a world-wide premier executive search firm; during the last six years of his tenure ending in 2013, he served as its Chief Executive Officer. From January 2016 to April 2017, Mr. Kelly was based in the Greater Chicago Area, as an executive advisor to the BTS Group AB, a Swedish-headquartered global professional services firm. Mr. Kelly earned his Bachelor of Science from George Mason University and his Master of Business Administration from Duke University — The Fuqua School of Business.

Emmit McHenry, Director

Emmit McHenry has served as one of Cycurion’s directors since October 4, 2017, and also served as our Chief Executive Officer until January 25, 2023 and Chairman of the Board of Directors until February 14, 2025. Prior to joining the Company, Mr. McHenry was a founding Principal of Archura, LLC, in 2006, and held the positions of Chairman and Chief Executive Officer. Earlier in his career, Mr. McHenry founded and developed several other companies us, including NetCom Solutions International, Inc. and Network Solutions, Inc, the internet domain service provider. In addition, he has held management positions with International Business Machines (IBM), Connecticut General Life Insurance Company (now, CIGNA), Union Mutual, and Allstate Insurance Company, where he served in several positions, including Regional Vice President for the five northwestern states (Idaho, Oregon, Washington, Alaska, and Hawaii).

Mr. McHenry has held positions on the executive Committee for the Council on Competitiveness and the Board of Directors for James Martin Government Intelligence and Global Technology. Mr. McHenry obtained a Bachelor of Arts in Communications from the University of Denver and a Master of Arts in Communications from Northwestern University. Mr. McHenry also received an Honorary Doctor of Philosophy from Shaw University. Mr. McHenry is a Service-Disabled Veteran, having served in the United States Marine Corps. We believe that Mr. McHenry is qualified to serve on our Board of Directors because of his significant experience in corporate leadership and extensive knowledge Information Security.

Peter Ginsberg, Director

Peter R. Ginsberg has served as one of Cycurion’s independent directors since November 30, 2023. He is a practicing attorney with a wide range of experience and successfully represented Cycurion in one of its matters in 2020. In February of 2023, he co-founded Moskowitz Colson Ginsberg & Schulman, LLP, of which he is a partner in the firm. Previously, he was a partner with Moskowitz & Book, LLP from July of 2021 until the co-founding of his current firm. He was a partner of Michelman & Robinson, LLP from December 2020 through July 2021. Prior to that, from September 2018 through December 2020, he was a partner at Robinson Brog Leinwand Greene Genovese & Gluck, P.C. and then moved with a number of its attorneys to Sullivan & Worcester LLP (US). Earlier in his career, Mr. Ginsberg was an Assistant U.S. Attorney in the Eastern District of New York,

Mr. Ginsberg received his B.A. in history from the University of Pennsylvania in 1976, his MS in international relations from the London School of Economics in 1977; and his J.D. from Columbia Law School of Law in 1980. We believe that Mr. Ginsberg is qualified to serve on our Board of Directors because of his long history with Cycurion and the ability to provide broad-based legal advice to the Board of Directors.

Reginald S. Bailey, Sr., Director

Reginald S. Bailey has served as one of Cycurion’s independent directors since February 14, 2025. He is a co-founder of, and from 2019 to present, is the Chief Operating Officer of Cysurance LLC, a Washington DC and New York-based provider of a fully integrated cyber incident program. In 2017, Mr. Bailey co-founded, and thereafter has been, and remains, the managing principal of BoxTop Growth Partners LLC, a Washington DC and New York-based boutique advisory firm. From 2012 to 2013, he served as Chief Operating Officer of Hofmann Brands and then from 2014 to 2017, he served as the Chief Executive Officer and a Board Member of Hofmann Brands, a Syracuse New York-based portfolio investment company to Hofmann Sausage Company LLC, Hofmann Hots, LLC, and The Handwich®. From 2008 to 2012, Mr. Bailey served as the Managing Partner of Phoenix International Management Group, LLC, a Washington DC-based privately owned consulting practice that specialized in global network infrastructure and business operations solutions. From 2000 to 2008 he served as the Managing Partner, President, and Chief Operating Officer of Worldwide Network Services, LLC, a Washington DC-based SBA-certified defense contractor that he co-founded and which specialized in the engineering, design, installation, and maintenance of private networks within hazardous, remote, or geographically challenged environments worldwide.

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Mr. Bailey earned a Bachelor of Science in Business Management from North Carolina Agricultural & Technical State University in 1995. We believe that Mr. Bailey is qualified to serve on our Board of Directors because of his broad experience in the cyber industry and his investment company advisory services.

Kevin E. O’Brien, Director

Kevin E. O’Brien has served as one of Cycurion’s independent directors since February 14, 2025. In 2000, he founded and, through its acquisition by Revere Data, LLC in 2002, served as the Chief Executive Officer of Gradience, Inc., a San Francisco, California-based provider of cloud-based services and software for on-demand marketing and financial services applications. From that acquisition in 2002 through 2013, Mr. O’Brien served as the President and Chief Executive Officer of and a Director of Revere Data, LLC, a San Francisco, California-based provider of specialty data, analytics, and index services to Fortune 500 and defense customers. Revere Data was acquired by FactSet Research Systems, Inc. (NYSE: FDS) in 2013, where, for the succeeding three years, he served as its Regional Director for the Americas. FactSet is a San Francisco, New York, and London-based provider of enterprise class software, analytics, and services to 126,000 in 24 countries. From 2016 to the 2024, he has been employed by Orbital Insight, Inc., a Palo Alto, California- based Geospacial Software and Analytics Company that merges artificial intelligence and innovations to solve the world’s biggest business, national security, and societal problems as scale. During the first four years of his employment, he served as Orbital Insight’s Chief Operating Officer and, thereafter, from 2020 to 2024 as its Chief Executive Officer. From February 2024 to present, he serves as President at Chainalysis Government Solutions.

Mr. O’Brien received his B.B.A. in Management Information Systems from James Madison University in 1987 and his MBA from EDHEC Business School (Paris, France) in innovation, strategy, and information technology in 1994. We believe that Mr. O’Brien is qualified to serve on our Board of Directors because of his broad experience in the technology industry.

Irving Minnaker, Director

Irving Minnaker has served as one of Cycurion’s independent directors since April 9, 2025. Mr. Minnaker has served as one of Cycurion Sub’s independent directors from April 24, 2024 until the closing of the de-SPAC transaction on February 14, 2025. Mr. Minnaker served as a Senior Vice President of Retail Sales and Trading at Lehman Brothers from January 1986 to December 1993. Additionally, he served as Senior Vice President of Retail Sales at Prudential Financial from January 1993 to December 1996, and Head of International Sales for Eco Building Products, Inc. from October 2010 to November 2014. Since December 2014, he has served as an Executive Vice President at Apollo Capital Group, Inc. Mr. Minnaker is also an independent director of Endexx Corporation (OTC: EDXC) since September 2021; Chemical Technologies Holding Corporation; and Comprehensive Business Developers Inc. Mr. Minnaker earned a Bachelor of Arts in Finance from the University of Miami in 1980. We believe that Mr. Minnaker is qualified to recommence service on our Board of Directors because of his finance and sales background.

Family Relationships

There are no family relationships among our directors and executive officers.

Director Compensation

As of September 9, 2025, we have four non-employee, independent directors and we did not pay or accrue any fees to our then-four non-employee directors, nor did we grant them any stock awards, option awards, non-equity incentive plan compensation, nonqualified deferred compensation, or any other compensation. No director has received compensation for their services as directors.

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EXECUTIVE OFFICERS

Our executive officers and their ages as of September 9, 2025 and positions with Cycurion are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Alvin McCoy III	56	Chief Financial Officer
L. Kevin Kelly	60	Chief Executive Officer and Director

Alvin McCoy, III, Chief Financial Officer

Alvin McCoy, III has served as our Chief Financial Officer since October 4, 2017 and as a director through April 24, 2024. Prior to joining the Company, Mr. McCoy served as a Managing Partner at Quantum Capital Partners, LLC (“Quantum Capital Partners”), a merchant banking firm that specialized in corporate financial advisory, real estate advisory, and niche structured finance transactions from 2004. He specialized in advising middle market companies with strategic financial management and M&A activity. Prior to his role at Quantum Capital Partners, Mr. McCoy was the President and Chief Executive Officer of The McCoy Group, LLC, providing interim CFO services, capital raising and strategic advice to middle market and early-stage companies. Prior to this, Mr. McCoy served in several management positions at Merrill Lynch, Pierce, Fenner & Smith Incorporated’s Sales and Trading and Structured Finance groups from 1994 to 1999.

Mr. McCoy earned a Bachelor of Arts in Economics and History from Bucknell University and a Master of Business Administration from Duke University — The Fuqua School of Business. He was the Chairman of the Board for Lafayette Federal Credit Union, a $560 million financial institution that serves the Washington DC market, and also served on the Board of Directors of Potomac Business Services, LLC, a commercial real estate underwriting, lending, and servicing organization with over $5 billion in assets that represents financial institutions. Mr. McCoy served on the Board of Directors of the Bucknell Alumni Association and has been active in the Junior Achievement Mentoring Program. We believe that Mr. McCoy is qualified to serve on our Board because of his extensive investment banking and financial experience working with both middle market and large organizations across various industry sectors.

L. Kevin Kelly, Chief Executive Officer and Director.

Please see the biographical description of L. Kevin Kelly in the section “Board of Directors and Corporate Governance.”

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EXECUTIVE COMPENSATION

We became a public company on February 14, 2025, and we are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Information Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of our fiscal year following the fifth anniversary of the completion of our initial public offering, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Named Executive Officers

Our named executive officers for 2024, which consist of our principal executive officer, principal financial officer and the next two most highly compensated executive officers:

●	L. Kevin Kelly, our Chief Executive Officer;
●	Alvin McCoy III, our Chief Financial Officer;
●	William Singleton, our Cyber Security Lead; and
●	Kathy Mostafa, our Cyber Security Engineer.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by, or paid to the following “named executive officers,” which term is defined as follows:

(a)	all individuals serving as one of our principal executive officers during our fiscal year ended December 31, 2024; and
(b)	each of our two other most highly compensated executive officers who were serving at the end of our 2024 fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
L. Kevin Kelly	2024	$24,681	—	—	—	$24,681
Chief Executive Officer	2023	$113,120	—	—	—	$113,120

Alvin McCoy, III	2024	$114,900	—	—	—	$114,900
Chief Financial Officer	2023	$114,900	—	—	—	$114,900

William Singleton,	2024	$179,262	—	—	—	$179,262
Cyber Security Lead	2023	$177,293	—	—	—	$177,293

Kathy Mostafa,	2024	$151,618	—	—	—	$151,618
Cyber Security Engineer	2023	$151,618	—	—	—	$151,618

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Narrative Disclosure to Summary Compensation Table

Employment Agreement with L. Kevin Kelly

On December 1, 2024, Cycurion and L. Kevin Kelly, Chief Executive Officer, entered into an employment agreement on a two-year term, commencing on December 1, 2024 and ending on December 1, 2026. During the employment period, Cycurion shall pay Mr. Kelly an annual base salary of $325,000 per annum. During the employment period, Cycurion shall pay to the executive an equity compensation of $500,000 of Company stock in the first year of employment payable quarterly. Mr. Kelly is eligible for a performance bonus based on results generated by the executive and through the Company. Targeted performance is $325,000 for year-one, and the performance bonus will increase for subsequent years based on future financial and non-financial results.

Employment Agreement with Alvin McCoy III

On January 1, 2025, Cycurion and Alvin McCoy III, Chief Financial Officer, entered into an employment agreement on a two-year term, commencing on January 1, 2025 and ending on January 1, 2027. During the employment period, Cycurion shall pay Mr. McCoy III an annual base salary of $325,000 per annum. During the employment period, Cycurion shall pay to the executive an equity compensation of $500,000 of Company stock in the first year of employment payable quarterly. Mr. McCoy III is eligible for a performance bonus based on results generated by the executive and through the Company. Targeted performance is $325,000 for year-one, and the performance bonus will increase for subsequent years based on future financial and non-financial results.

Retention Packages

On June 16, 2025, the Board of Directors approved a retention package for L. Kevin Kelly, Chief Executive Officer, and Alvin McCoy III, Chief Financial Officer, and issued each officer 3,000,000 shares of Common Stock under the Company’s 2025 Equity Incentive Plan on August 4, 2025.

Compensation Discussion and Analysis

Our compensation philosophy is designed to attract, retain and motivate top-tier talent to drive our mission of delivering innovative cybersecurity and digital infrastructure solutions that safeguard critical assets for our clients in government, healthcare, and corporate sectors. Our compensation programs are structured to align the interests of our named executive officers with those of our stockholders, fostering a culture of performance, innovation, and long-term value creation. The Compensation Committee, composed entirely of independent directors, oversees the development and implementation of our compensation policies, guided by the following core objectives:

●	Pay-for-Performance Alignment: We prioritize linking executive compensation to the achievement of measurable financial, operational and strategic goals that enhance Cycurion’s market position and stockholder value. Our incentive programs are designed to reward executives for delivering strong financial performance, such as revenue growth (e.g., $17.8 million in revenue reported for 2025 with a 59% adjusted EBITDA increase from 2024), successful execution of strategic initiatives such as the launch of our AI-enhanced ARx platform and expanding our client base through high-value contracts (e.g., $69 million in recent contract awards).
●	Competitive Compensation to Attract and Retain Talent: To compete in the fast-evolving cybersecurity industry, we offer compensation packages that are competitive with peer companies, including cybersecurity leaders such as Palo Alto Networks, CrowdStrike Holdings Inc., and Fortinet, Inc. Our programs balance fixed and variable compensation, including base salaries, annual cash incentives, and long-term equity awards, to attract and retain exceptional leaders capable of navigating complex cyber threats and driving innovation.

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●	Long-Term Value Creation: We emphasize equity-based compensation, such as stock options and restricted stock units, to align executive incentives with long-term stockholder interests. By tying a significant portion of compensation to stock performance, we ensure that our executives are motivated to enhance Cycurion’s market position, achieve sustainable growth and deliver innovative solutions such as our AI-powered ARx platform and strategic partnerships (e.g., with CentralSquare Technologies, LLC and IQSTEL Inc.).
●	Transparency and Accountability: We are committed to transparent disclosure of our compensation practices to provide stockholders with a clear understanding of how pay decisions are made. The Compensation Committee evaluates executive performance based on a combination of quantitative metrics (e.g., revenue, gross margin improvement, and contract wins) and qualitative factors (e.g., leadership in advancing cybersecurity innovation and client satisfaction). We also consider input from independent compensation consultants and market data to ensure our programs are fair, competitive, and aligned with industry standards.
●	Risk Mitigation and Governance: Our compensation programs are designed to encourage prudent risk-taking that supports Cycurion’s strategic objectives without incentivizing undue risk. We maintain robust governance practices, including clawback policies to recover erroneously awarded compensation in the event of financial restatements, as required by Nasdaq rules, and regular reviews of our compensation structure to ensure alignment with stockholder interests and regulatory requirements.
●	Responsiveness to Stockholder Feedback: We value the perspectives of our stockholders and actively consider feedback from say-on-pay votes and investor engagements to refine our compensation programs. This ensures that our approach remains responsive to stockholder priorities, particularly in demonstrating the alignment between executive pay and company performance.

Our compensation philosophy is rooted in the belief that exceptional leadership drives Cycurion’s ability to innovate, grow and deliver unparalleled value to our clients and stockholders. By aligning executive rewards with measurable outcomes, such as the 95.4% year-over-year gross profit increase in the first quarter of 2025 and a 17.5% gross margin improvement, we reinforce our commitment to building a sustainable, high-performing organization that leads the cybersecurity industry.

Outstanding Equity Awards at Fiscal Year-End

We did not have any option awards or unvested stock awards outstanding as of December 31, 2024.

2025 Equity Incentive Plan

In 2025, the Company adopted the 2025 Equity Incentive Plan that provide for the issuance of shares of Common Stock to our officers, directors and other employees of the Company. In 2025, the Company issued 9,426,072 shares to ten stockholders under the 2025 Equity Incentive Plan.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than as disclosed above, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement, or other termination of our directors or executive officers, or a change in control of our Company or a change in our directors’ or executive officers’ responsibilities following a change in control.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

To elect the following six nominees to our Board of Directors as directors serving until the annual meeting of stockholders to be held in 2026:

●	Emmit McHenry

●	L. Kevin Kelly

●	Peter Ginsberg

●	Reginald S. Bailey, Sr.

●	Kevin E. O’Brien

●	Irving Minnaker

Biographical information concerning the directors listed above is listed in the section “Board of Directors and Corporate Governance.”

Each director is elected to serve for a one-year term or until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

Vote Required

Under our plurality voting standard, a director nominee must receive more votes cast “FOR” than “WITHHOLD” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Nominee Information

Our Board of Directors believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board of Directors, and our other continuing directors, together with their biographical information and the Board of Directors’ reasons for nominating them to serve as directors, are set forth in the section of this Information Statement titled “Board of Directors and Corporate Governance”. No family relationship exists between of the directors or the executive officers.

There are no arrangements or understandings between any current director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee.

If any nominee is unable or unwilling to serve as a director, a substitute nominee may be designated by the Board of Directors by an affirmative vote of a majority of the remaining members of the Board of Directors in accordance with Article III of our Bylaws to fill the vacancy. The Board of Directors has no reason to believe any of the nominees will be unable or unwilling to serve if elected.

Bylaws and DGCL

On August 28, 2025, the Board of Directors amended and restated the Company’s Amended and Restated Bylaws, effective immediately, to conform them to the provisions in the Company’s Charter and certain provisions of the DGCL with respect to the election of directors.

In order for the Company to facilitate the election of directors provided for by Section 211(b) of the DGCL by written consent in lieu of holding an annual meeting that is less than unanimous, each of the directors hereby agrees to be removed from the Board of Directors, solely to create a vacancy in the Board of Directors for the purpose of complying with Section 211(b) of the DGCL, effective immediately prior to the effectiveness of the Stockholder Consent.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the Majority Consenting Stockholders vote “FOR” the election of directors Emmit McHenry, L. Kevin Kelly, Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker.

Our Board of Directors consists of six members. If approved, our Board of Directors will consist of Emmit McHenry, L. Kevin Kelly, Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker.

The Board of Directors unanimously recommends a vote “FOR” each of the director nominees referred in Proposal No. 1.

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PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of WWC, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of Cycurion, Inc. for the fiscal year ending December 31, 2025 and recommends that stockholders vote to ratify this appointment. There will not be a representative of WWC, P.C. in attendance at the 2025 annual meeting of stockholders. The affirmative vote of the holders of a majority of the shares will be required to ratify the selection of WWC, P.C. If the Majority Consenting Stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Audit Fees and Pre-Approval Information

The following table presents fees for professional audit services rendered by WWC, P.C. for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and 2023, and fees billed for other services rendered by WWC, P.C. during those periods:

Fee Category	2024	2023
Audit Fees(1)	$200,000	$140,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0
Total	$200,000	$140,000

(1)	Audit Fees: Audit fees include fees for the audit of our consolidated financial statements and interim reviews of our quarterly financial statements, comfort letters, consents and other services related to Securities and Exchange Commission matters.
(2)	Audit-Related Fees: Audit-related fees primarily include fees for certain audits of subsidiaries not required for purposes of the audit of our consolidated financial statements or for any other statutory or regulatory requirements, and consultations on various other accounting and reporting matters.
(3)	Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance.
(4)	All Other Fees. This category consists of fees for services other than the services described above.

Pre-Approval Procedures

All services performed for us in 2024 were pre-approved or ratified by our Audit Committee.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal No. 2 that is not shared by all other stockholders.

Vote Required

A majority of the shares of our Common Stock and Preferred Voting Stock outstanding and entitled to vote must vote “FOR” the Proposal No. 2 for it to be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 2.

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PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act and in accordance with SEC rules, the Board of Directors is providing the Majority Consenting Stockholders with a non-binding advisory vote on the Company’s executive compensation as reported in this Information Statement (commonly referred to as “say-on-pay”). This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Information Statement. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on us, the Board of Directors or the Compensation Committee. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Board of Directors and the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond.

Stockholders are encouraged to carefully review the “Executive Compensation” section of this Information Statement, which discusses our compensation policies and procedures, and to refer to the related compensation tables and accompanying disclosures. Our executive compensation programs play a key role in our ability to attract and retain a highly experienced, successful team to manage our Company and deliver strategic and financial results. We are also committed to containing the cost of the executive compensation programs to a level the Compensation Committee believes is reasonable and appropriate. We believe our executive compensation programs are structured in the best manner possible to support us and our business objectives.

Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Information Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Information Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, the compensation tables and the accompanying narrative disclosures in this Information Statement.”

Vote Required

A majority of the shares of our Common Stock and Preferred Voting Stock outstanding and entitled to vote must vote “FOR” the Proposal No. 3 for it to be approved.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” Proposal No. 3 for the approval, on an advisory, non-binding basis, of the resolution set forth above and the compensation of our named executive officers, as disclosed in this Information Statement.

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PROPOSAL NO. 4 – RECOMMENDATION, ON A NON-BINDING BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act and in accordance with SEC rules, we are providing stockholders with the opportunity to vote, on an advisory basis, as to the frequency of future stockholder advisory “say-on-pay” votes. Stockholders may vote to recommend such a vote every one year, every two years, or every three years, or they may abstain from voting.

This year we are asking our Majority Consenting Stockholders to consider this frequency. The Board of Directors and Compensation Committee have determined that a “say-on-pay” vote on executive compensation every year continues to be appropriate to provide stockholders the opportunity to inform Cycurion of their opinion of how we compensate our executives.

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value your opinion and will consider the outcome of the vote when making decisions regarding the frequency of “say-on-pay” votes. Nevertheless, the Board of Directors may decide to hold “say-on-pay” votes on a different basis than that recommended by the stockholders.

Recommendation of the Board of Directors

The Board of Directors and Compensation Committee recommend a vote of “ONE (1) YEAR” for Proposal No. 4 with respect to the advisory vote on the frequency of future “say-on-pay” votes.

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PROPOSAL NO. 5 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors believes that the proposed increase to the authorized number of shares of Common Stock will enable the continued success and growth of Cycurion. Cycurion is currently authorized to issue 100,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. The proposed amendment (the “Authorized Common Stock Amendment”) will amend our Charter to increase the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,00 shares. The Authorized Common Stock Amendment would not affect the authorized number of shares of preferred stock, which would remain at 20,000,000.

The additional shares of Common Stock may be used for such corporate purposes as may be determined by the Board of Directors from time to time to be necessary or desirable. These purposes may include: (i) raising capital through the sale of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock, (ii) effecting a stock split or issuing a stock dividend, (iii) acquiring other businesses or assets in exchange for Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock, (iv) attracting and retaining employees by the issuance of additional securities under Cycurion’s equity compensation plans, (v) issuance of Common Stock to certain advisors in connection with certain convertible promissory notes, and (vi) other corporate purposes.

The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide the Board of Directors with the ability to issue additional shares of Common Stock for the corporate purposes described above without potentially having to incur the delay and expense incident to holding a special meeting of stockholders to approve an increase in the authorized shares of Common Stock at such time.

The authorization of the additional shares of Common Stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares of Common Stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the market price of Cycurion’s shares of Common Stock. Under the Charter, stockholders do not have preemptive rights with respect to the issuance of shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership of Common Stock.

The additional shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized. Although the issuance of additional shares of Common Stock could, in certain instances, discourage an attempt by another person or entity to acquire control of Cycurion, Cycurion has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes.

In light of these considerations, the Board of Directors has unanimously approved resolutions setting forth the Authorized Common Stock Amendment, declaring the Authorized Common Stock Amendment advisable, and unanimously submitting the amendment to Cycurion’s stockholders for consideration and recommending that stockholders vote “FOR” the Authorized Common Stock Amendment.

The Authorized Common Stock Amendment would amend and restate the Section 4.1 of Article IV of the Charter as follows:

Section 4.1

(a)	Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, that the Corporation is authorized to issue is 320,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”) and (b) 20,000,000 shares of preferred stock (the “Preferred Stock”).

If stockholders approve this proposal, Cycurion will promptly file an amendment to our Charter setting forth the Authorized Common Stock Amendment with the Secretary of State of the State of Delaware.

The Authorized Common Stock Amendment will become effective at the time of that filing. Upon effectiveness, all stockholders will be bound by the terms of the Authorized Common Stock Amendment, whether or not they voted to approve it.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal No. 5 that is not shared by all other stockholders.

Vote Required

A majority of the shares of our Common Stock outstanding and entitled to vote must vote “FOR” the Authorized Common Stock Amendment for it to be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the Proposal No. 5.

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PROPOSAL NO. 6 – APPROVAL OF ONE OR MORE AMENDMENTS TO THE COMPANY’S CHARTER TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF ITS SHARES OF COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING BETWEEN AND INCLUDING 3:1 to 75:1 AND IN THE AGGREGATE NOT MORE THAN 250:1, INCLUSIVE

Background

We are asking our stockholders to approve one or more amendments to our Charter, which the Board of Directors has approved and declared advisable, to effect one or more reverse stock splits (the “Reverse Stock Splits”) of all issued and outstanding shares of our Common Stock, at a ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive (the “Reverse Stock Split Amendment”). The primary purpose of the Reverse Stock Splits is to raise the per share trading price of our Common Stock by reducing the number of outstanding shares in order to maintain our listing on Nasdaq.

On April 9, 2025, Cycurion received written notice from the Listing Qualifications Department of Nasdaq stating that, for the prior 30 consecutive business days, the closing bid price of the Company’s Common Stock had been below the minimum of $1 per share required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The notification letter stated that the Company would be afforded 180 calendar days (until October 6, 2025) to regain compliance. In order to regain compliance, the closing bid price of the Company’s Common Stock must be at least $1 for a minimum of ten consecutive business days. The notification letter also stated that, in the event the Company does not regain compliance within the initial 180-day period, the Company may be eligible for an additional 180-day period. If the Company is not eligible for the additional 180-day period, or if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, the Nasdaq Listing Qualifications Department will provide notice after the end of the initial 180-day period that the Company’s securities will be subject to delisting. The Nasdaq notification has no effect at this time on the listing of the Company’s Common Stock.

On April 11, 2025, we received two letters from the Nasdaq Listing Qualifications Department, each addressing a separate compliance deficiency of the Company under the Nasdaq Listing Rules. The first letter from the Nasdaq Listing Qualifications Department notified us of our non-compliance with Nasdaq Listing Rule 5450(b)(2)(A), which requires a company such as ours whose securities are listed on The Nasdaq Global Market under the “Market Value Standard” to maintain a minimum Market Value of Listed Securities (an “MVLS”) of $50,000,000. The deficiency was triggered by our MVLS having closed below the minimum level for a period of 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(C), we are entitled to a 180-day period, ending on October 8, 2025, to rectify the deficiency. In order to do so, we must achieve and maintain an MVLS of $50,000,000 or more for at least 10 consecutive business days. Failure to regain compliance within the 180-day period would result in the delisting of our securities from Nasdaq, although we would have the right to appeal such a delisting to a Nasdaq hearings panel.

The second letter informed us of our deficiency in complying with Nasdaq Listing Rule 5450(b)(2)(C), which requires a minimum Market Value of Publicly Held Shares (an “MVPHS”) of $15,000,000 for continued listing on the Nasdaq Global Market under the “Market Value Standard”. This deficiency was caused by our MVPHS having fallen below the minimum threshold for the prior 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(D), we have 180 calendar days, or until October 8, 2025, to regain compliance, which we can achieve if its MVPHS closes at or above $15,000,000 for at least 10 consecutive business days. Failure to regain compliance within that 180-day period would result in the delisting of our securities from Nasdaq, subject to our right to appeal to a Nasdaq hearings panel.

On August 19, 2025, we received a letter from Nasdaq whereby Nasdaq determined that the Company complies with Nasdaq Listing Rule 5450(b)(1)(A), which requires a minimum of $10,000,000 in stockholders’ equity (“Equity Rule”), based on the Company’s Form 10-Q for the period ended June 30, 2025, evidencing stockholders’ equity of $10,448,853. Reference is made to the April 11, 2025 notification for failure to maintain a minimum market value of listed securities of $50,000,000 over the previous 30 consecutive business days as set forth in Listing Rule 5450(b)(2)(A) (“MVLS Rule”). As the Company is now in compliance with the Equity Rule, Nasdaq notified the Company that the matter regarding the MVLS Rule is now closed.

On August 20, 2025, we received formal notification from Nasdaq, determining that for 10 consecutive business days, from August 5, 2025 to August 18, 2025, the Company’s MVPHS has been $5,000,000 or greater set forth in Nasdaq Listing Rule 5450(b)(1)(C) (“MVPHS Rule”), and that the Company has regained compliance with the MVPHS Rule.

Effectiveness of Amendments

The effectiveness of this amendment to our Charter, notwithstanding stockholder approval, will be determined by the Board of Directors, at its sole option.

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The Reverse Stock Split Amendment, together with the Authorized Common Stock Amendment, would amend and restate the Section 4.1 of Article IV of the Charter as follows:

Section 4.1

(a)	Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, that the Corporation is authorized to issue is 320,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”) and (b) 20,000,000 shares of preferred stock (the “Preferred Stock”).
(b)	Reverse Stock Split. Effective as of 12:01 a.m. Eastern Time on the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Time”), each share of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

If approved by stockholders and implemented by the Board of Directors, the Reverse Stock Splits (as applicable) will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board of Directors and set forth in the Certificate of Amendment (the “Effective Date”). We will publicly announce each of the Reverse Stock Splits ratio chosen by the Board of Directors prior to the Effective Date.

No Dissenter’s or Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to Proposal No. 6, or the corresponding amendments to our Charter.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal No. 6 that is not shared by all other stockholders.

Reverse Stock Split Amendment

Our stockholders are being asked to approve the Reverse Stock Split Amendment to our Charter to effect one or more reverse stock splits of our Common Stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive.

Reasons for a Reverse Stock Splits

To maintain our listing on Nasdaq. As discussed above, the primary purpose of the Reverse Stock Splits is to raise the per share trading price of the Company’s Common Stock in order to maintain its listing on Nasdaq. Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s Common Stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

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To potentially improve the marketability and liquidity of our Common Stock. The Board of Directors believes that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our Common Stock. The Board of Directors believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized Common Stock. The Reverse Stock Splits are expected to increase the number of authorized, but unissued and unreserved, shares of our Common Stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plans); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board of Directors believes that the Reverse Stock Splits are in the best interests of the Company and our stockholders.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Splits

Proposal No. 6 gives the Board of Directors discretion to select one or more Reverse Stock Splits ratios from within a range between and including 3:1 and 75:1 and in the aggregate not more than 250:1, inclusive, based on the Board of Directors’ then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Splits, and which ratio to implement, if any, the Board of Directors may consider, among other factors:

●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Splits on the trading market in the short- and long-term;
●	the continued listing requirements for our Common Stock on Nasdaq or other applicable exchanges;
●	the number of shares of Common Stock outstanding;
●	which Reverse Stock Splits ratios would result in the least administrative cost to us; and
●	prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Splits

We cannot assure stockholders that the proposed Reverse Stock Splits will sufficiently increase our stock price to regain compliance with Nasdaq’s Bid Price Rule or be completed before Nasdaq commences delisting procedures. The effect of Reverse Stock Splits on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view reverse stock splits negatively. It is possible that our stock price after the Reverse Stock Splits will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement Reverse Stock Splits, our Common Stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of Reverse Stock Splits. In addition, even if we are able to regain compliance with Nasdaq’s Bid Price Rule, we cannot assure stockholders that we will be able to regain compliance with Nasdaq’s MVLS Rule. If we continue to fail to meet any of Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Stock Splits may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Splits, which would be exacerbated if the stock price does not increase following the splits. In addition, Reverse Stock Splits would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, Reverse Stock Splits may not achieve the desired results of increasing marketability and liquidity as described above.

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The implementation of Reverse Stock Splits would result in an effective increase in the authorized number of shares of Common Stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Splits have been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Splits could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices. Stockholders should also keep in mind that the implementation of Reverse Stock Splits does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our Common Stock decline after Reverse Stock Splits, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of Reverse Stock Splits

As of the Effective Date:

●	each 3 to 75 shares and in the aggregate not more than 250 shares, inclusive, of Common Stock outstanding (depending on the Reverse Stock Splits ratio selected by the Board of Directors) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock;
●	no fractional shares of Common Stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);
●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants, restricted stock units and convertible notes which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options; and
●	the number of shares of Common Stock then reserved for issuance under our equity compensation plans will be reduced proportionately.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Splits. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the Common Stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the reverse stock splits ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of August 13, 2025, there were 51,700,173 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Procedure for Effecting a Reverse Stock Splits

Beneficial holders of Common Stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Splits for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Splits, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Common Stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Splits with respect to their shares.

Registered holders of Common Stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of Reverse Stock Splits to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions. Each holder of Common Stock should consult with your tax advisor with respect to the particular tax consequences of the reverse split to you.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our Common Stock as a capital asset (generally, property held for investment). This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our Common Stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Common Stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Common Stock, persons that hold our Common Stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Splits.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;
●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our Common Stock is a partner of a partnership holding shares of our Common Stock, such holder should consult his or her own tax advisor.

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This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Splits are intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Splits qualify as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Splits. In the aggregate, a U.S. holder’s tax basis in the Common Stock received pursuant to the Reverse Stock Splits (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Splits in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Splits will include the holding period of the Common Stock surrendered in the Reverse Stock Splits in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Common Stock surrendered in the Reverse Stock Splits that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Splits is more than one year as of the date of the Reverse Stock Splits. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our Common Stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Splits unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Splits may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.0001 per share following a Reverse Stock Splits. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to Common Stock will be reduced proportionally based on the Reverse Stock Splits ratios, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of Common Stock will be increased as a result of the fewer shares of Common Stock outstanding. The Reverse Stock Splits will be reflected retroactively in our consolidated financial statements.

Vote Required

A majority of the shares of our Common Stock outstanding and entitled to vote must vote “FOR” the Reverse Stock Split Amendment for it to be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the Proposal No. 6.

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PROPOSAL NO. 7 - INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2025 EQUITY INCENTIVE PLAN

Overview

Effective February 14, 2025, the Company adopted, after receiving stockholder approval at the Company’s special meeting of stockholders on January 24, 2025, the 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”). The current number of Common Stock authorized for issuance under the 2025 Equity Incentive Plan is 10,000,000. After the issuance of 9,426,072 shares under the 2025 Equity Incentive Plan to ten stockholders in 2025, there remain only 573,928 shares of Common Stock available for issuance under the 2025 Equity Incentive Plan as of the date of this Information Statement. Without increasing the number of shares available for issuance under the 2025 Equity Incentive Plan, once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company may need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation. Changes may include increased use of cash which, in addition to impacting its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company, may negatively impact the business by reducing the cash available to reinvest into the business.

Given the limited number of remaining shares authorized to be issued under the 2025 Equity Incentive Plan, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares under the 2025 Equity Incentive Plan by 15,000,000 shares, from 10,000,000 shares to 25,000,000 shares of Common Stock, so that the Board of Directors may continue to utilize the 2025 Equity Incentive Plan to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Common Stock.

The Majority Consenting Stockholders are being asked to approve an increase in the number of authorized shares issuable under the 2025 Equity Incentive Plan from 10,000,000 shares to 25,000,000 shares of Common Stock.

The Board of Directors has determined that it is in the best interests of the Company to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan from 10,000,000 shares to 25,000,000 shares of Common Stock and is asking the Majority Consenting Stockholders to approve such increase.

Registration with the SEC

If Proposal No. 7 is approved by the Majority Consenting Stockholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of the additional 15,000,000 shares of Common Stock authorized under 2025 Equity Incentive Plan, with the SEC pursuant to the Securities Act as soon as practicable after approval by the Majority Consenting Stockholders.

Summary Description of the Amendment

The sole aspect of the 2025 Equity Incentive Plan to be amended by the proposed amendment is to increase the number of shares reserved for issuance under the 2025 Equity Incentive Plan by 15,000,000 shares. No other provisions of the 2025 Equity Incentive Plan are modified, amended, revised, or otherwise changed by this proposed amendment. The specific terms of the 2025 Equity Incentive Plan, such as who is eligible to receive awards under the 2025 Equity Incentive Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2025 Equity Incentive Plan, are set forth in the 2025 Equity Incentive Plan, as approved by the Company’s stockholders on January 24, 2025.

All employees, directors and consultants of the Company and any affiliate of the Company are eligible to participate under the 2025 Equity Incentive Plan. Any number of the Company’s current employees and future employees, including future named executive officers, as well as future directors, consultants, and affiliates will be eligible to participate in the 2025 Equity Incentive Plan.

The number of shares that will ultimately be issued from the shares reserved for issuance under the amendment to the 2025 Equity Incentive Plan is subject to the discretion of the Board of Directors and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Board of Directors will continue in future years to make equity awards.

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Amendments to the 2025 Equity Incentive Plan

Section 13(a) of the 2025 Equity Incentive Plan provides:

The Board may at any time amend, suspend, or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

Material Terms of the 2023 Equity Incentive Plan

The following summary of the material terms of the 2025 Equity Incentive Plan, as proposed to be amended, is outlined below. This summary is qualified in its entirety by reference to the complete text of the 2025 Equity Incentive Plan, as proposed to be amended, which is attached hereto as Exhibit B.

Purpose

The purpose of the 2025 Equity Incentive Plan is to advance the interests of Cycurion and its stockholders by enabling Cycurion and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of Cycurion and increases in stockholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its stockholders.

Administration

The Board of Directors will administer the 2025 Equity Incentive Plan. The Board of Directors has the authority under the 2025 Equity Incentive Plan to delegate plan administration to a committee of the board or a subcommittee thereof, which is comprised of not less than two Non-Employee Directors who are independent. The board of directors of Cycurion or the committee of the board to which administration of the 2025 Equity Incentive Plan has been delegated is referred to as the Committee. Subject to certain limitations, the Committee will have broad authority under the terms of the 2025 Equity Incentive Plan to take certain actions under the plan.

To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers of Cycurion such administrative duties or powers, as it may deem advisable. The Committee may authorize one or more directors or officers of Cycurion to designate employees, other than officers, non-employee directors, or 10% stockholders of Cycurion, to receive awards under the 2025 Equity Incentive Plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing

The Committee may not, without prior approval of the stockholders of Cycurion, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2025 Equity Incentive Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of common stock of Cycurion is less than the exercise price of the option or the grant price of the SAR.

Stock Subject to the 2025 Equity Incentive Plan

Subject to adjustment (as described below), the maximum number of shares of Cycurion common stock authorized for issuance under the 2025 Equity Incentive Plan is 25,000,000 shares of Common Stock. This limit is also the limit on the number of incentive stock options that may be granted under the 2025 Equity Incentive Plan.

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Shares that are issued under the 2025 Equity Incentive Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2025 Equity Incentive Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the 2025 Equity Incentive Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2025 Equity Incentive Plan, any shares withheld to pay the exercise price or grant price of awards under the 2025 Equity Incentive Plan and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will not be counted against the shares authorized for issuance under the 2025 Equity Incentive Plan and will be available again for grant under the 2025 Equity Incentive Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan. Any shares related to awards granted under the 2025 Equity Incentive Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the 2025 Equity Incentive Plan. Any shares repurchased by Cycurion on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by Cycurion or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2025 Equity Incentive Plan. The shares available for issuance under the 2025 Equity Incentive Plan may be authorized and unissued shares or treasury shares.

Adjustments

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of Common Stock of Cycurion, the Committee will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2025 Equity Incentive Plan. In order to prevent dilution or enlargement of the rights of participants, the Committee may also adjust the number, kind, and exercise price or grant price of securities or other property subject to outstanding awards.

Eligible Participants

Awards may be granted to employees, non-employee directors and consultants of Cycurion or any of its subsidiaries. A “consultant” for purposes of the 2025 Equity Incentive Plan is one who renders services to Cycurion or its subsidiaries that are not in connection with the offer and sale of its securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for its securities.

Types of Awards

The 2025 Equity Incentive Plan will permit Cycurion to grant non-statutory and incentive stock options, restricted stock awards, restricted stock units, performance awards, non-employee director awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock of Cycurion at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2025 Equity Incentive Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of Cycurion or its subsidiary. Each stock option granted under the 2025 Equity Incentive Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the 2025 Equity Incentive Plan must be at least 100% of the fair market value of a share of Common Stock of Cycurion as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing sale price of Common Stock of Cycurion, as reported on the Nasdaq Stock Market, on the grant date. The Committee will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Restricted Stock Awards and Restricted Stock Units. Restricted stock awards and/or restricted stock units, or RSUs, may be granted under the 2025 Equity Incentive Plan. A restricted stock award is an award of Common Stock of Cycurion that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs granted, and other such conditions or restrictions.

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Performance Awards. Performance awards, in the form of cash, shares of Common Stock of Cycurion, other awards or a combination of both, may be granted under the 2025 Equity Incentive Plan in such amounts and upon such terms as the Committee may determine. The Committee shall determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Committee at any time and from time-to-time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options. The Committee may also at any time and from time-to-time grant on a discretionary basis to non-employee directors non-statutory stock options. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Committee may establish in its sole discretion consistent with the provisions of the 2025 Equity Incentive Plan. The Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees or other fees in restricted stock, RSUs, or other stock-based awards in lieu of cash. Under the 2025 Equity Incentive Plan the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $1,000,000.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Committee may determine.

Dividend Equivalents. With the exception of stock options and unvested performance awards, awards under the 2025 Equity Incentive Plan may, in the Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock of Cycurion covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends or dividend equivalents may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of Common Stock of Cycurion by such formula and at such time and subject to such limitations as determined by the Committee.

Termination of Employment or Other Service

The 2025 Equity Incentive Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between Cycurion and a participant. If a participant’s employment or other service with Cycurion is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with Cycurion is terminated by reason of death, disability or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;
●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and
●	All outstanding unvested RSUs, performance awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with Cycurion or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with Cycurion is terminated by reason other than for cause, death, disability or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;
●	All outstanding restricted stock will be terminated and forfeited; and

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●	All outstanding unvested RSUs, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with Cycurion or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination

Upon a participant’s termination of employment or other service with Cycurion or any subsidiary, the Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date any such action by the Committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Committee is authorized by the 2025 Equity Incentive Plan to take such action.

Forfeiture and Recoupment

If a participant is determined by the Committee to have taken any action while providing services to Cycurion or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2025 Equity Incentive Plan, all rights of the participant under the 2025 Equity Incentive Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to Cycurion, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. Cycurion may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. Cycurion is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if Cycurion is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse Cycurion for the amount of any award received by such individual under the 2025 Equity Incentive Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. Cycurion also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which Common Stock of Cycurion is then listed or traded or any policy adopted by Cycurion.

Effect of Change in Control

Generally, a change in control will mean:

●	The acquisition, other than from Cycurion, by any individual, entity or group of beneficial ownership of 50% or more of the then-outstanding shares of Common Stock of Cycurion;
●	The consummation of a reorganization, merger or consolidation of Cycurion with respect to which all or substantially all of the individuals or entities who were the beneficial owners of Common Stock of Cycurion immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of Common Stock and voting securities of the corporation resulting from the transaction; or
●	A complete liquidation or dissolution of Cycurion or the sale or other disposition of all or substantially all of the assets of Cycurion.

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Subject to the terms of the applicable award agreement or an individual agreement between Cycurion and a participant, upon a change in control, the Committee may, in its discretion, determine whether some or all outstanding options and SARs shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Committee may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock of Cycurion subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to Cycurion by the holder, to be immediately cancelled by Cycurion, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding Cycurion or a combination of both cash and such shares of stock.

Term, Termination and Amendment

Unless sooner terminated by the Board, the 2025 Equity Incentive Plan will terminate at midnight on the day before the ten-year anniversary of its effective date. No award will be granted after termination of the 2025 Equity Incentive Plan, but awards outstanding upon termination of the 2025 Equity Incentive Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2025 Equity Incentive Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the 2025 Equity Incentive Plan or terminate any outstanding award agreement and the Board has the authority to amend the 2025 Equity Incentive Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the 2025 Equity Incentive Plan will be effective without approval of Cycurion’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which Common Stock of Cycurion is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2025 Equity Incentive Plan; or (b) such amendment would: (i) materially increase benefits accruing to participants; (ii) modify the re-pricing provisions of the 2025 Equity Incentive Plan; (iii) increase the aggregate number of shares of Common Stock of Cycurion issued or issuable under the 2025 Equity Incentive Plan; (iv) increase any limitation set forth in the 2025 Equity Incentive Plan on the number of shares of Common Stock of Cycurion which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the 2025 Equity Incentive Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the 2025 Equity Incentive Plan. No termination, suspension or amendment of the 2025 Equity Incentive Plan or an award agreement shall adversely affect any award previously granted under the 2025 Equity Incentive Plan without the written consent of the participant holding such award.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement/prospectus, of the federal income tax consequences to participants and Cycurion of transactions under the 2025 Equity Incentive Plan. This summary is intended for the information of stockholders considering how to vote at the Special Meeting and not as tax guidance to participants in the 2025 Equity Incentive Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2025 Equity Incentive Plan.

Tax Consequences of Awards

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and Cycurion is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of Common Stock of Cycurion acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of Common Stock of Cycurion are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of Common Stock of Cycurion on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, Cycurion will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

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Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock of Cycurion acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and Cycurion will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle Cycurion to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and Cycurion will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by Cycurion, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and Cycurion’s deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by Cycurion, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations

Cycurion is entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to Cycurion, an amount necessary for it to satisfy the participant’s federal, state or local tax withholding obligations with respect to awards granted under the 2025 Equity Incentive Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on Cycurion. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of Common Stock of Cycurion underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A

A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

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Code Section 162(m)

Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by Cycurion to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in the proxy statement for Cycurion’s Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2106 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit.

Excise Tax on Parachute Payments

Unless otherwise provided in a separate agreement between a participant and Cycurion, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from Cycurion, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, Cycurion will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Vote Required

A majority of the shares of our Common Stock and Preferred Voting Stock outstanding and entitled to vote must vote “FOR” the Proposal No. 3 for it to be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the Proposal No. 7.

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DESCRIPTION OF OUR SECURITIES

The following is a description of our securities of as set forth in certain provisions of our Charter and our Bylaws, and applicable forms of warrant, each previously filed with the SEC and incorporated by reference as an exhibit to this registration statement to which this prospectus forms a part. This summary does not purport to be complete and is qualified in its entirety by the full text of the Charter, Bylaws, applicable forms of warrant, and the applicable provisions of the DGCL. We encourage you to read our Charter, Bylaws, applicable forms of warrant, and the applicable portions of the DGCL carefully.

Recent Developments

Series E Convertible Preferred Stock

On March 31, 2025, the Company finalized an agreement to acquire 51% equity interest in SLG Innovation Inc. (“SLG”). The total purchase consideration included the $2,000,000 million prepaid deposit, 508,141 shares of Common Stock, 51 shares of Series E Convertible Preferred Stock (face value $10,000 each, conversion price $1.00) and $10,814,147 of accounts receivable owed from SLG. Additionally, the Company issued 500,000 shares of Common Stock to assume SLG’s share-based payment obligations.

Series G Convertible Preferred Stock

Cycurion has engaged in a strategic recapitalization to strengthen its balance sheet and support growth initiatives. The Company entered into agreements with certain investors to exchange $3.2 million aggregate principal amount of convertible indebtedness for an aggregate of 3,133 shares of Series G Convertible Preferred Stock. These transactions convert a substantial portion of Cycurion’s debt into preferred equity, which provides additional capital to support business growth. For more information, please see “Exchange Agreements and Registration Rights Agreements” below.

Exchange Agreements and Registration Rights Agreements

On August 12, 2025, the Company entered into an exchange agreement with Alpha Capital Anstalt (the “Alpha Capital Anstalt Exchange Agreement”) and a registration rights agreement. Pursuant to the Alpha Capital Anstalt Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby Alpha Capital Anstalt will exchange $366,050 in debt for an aggregate of 366 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with M2B Funding Corp. (the “M2B Funding Corp. Exchange Agreement”) and a registration rights agreement. Pursuant to the M2B Funding Corp. Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby M2B Funding Corp. will exchange $672,077 in debt for an aggregate of 672 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with ADI Funding (the “ADI Funding Exchange Agreement”) and a registration rights agreement. Pursuant to the ADI Funding Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby ADI Funding will exchange $347,730 in debt for an aggregate of 348 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with Deltennium (the “Deltennium Exchange Agreement”) and a registration rights agreement. Pursuant to the Deltennium Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby Deltennium will exchange $617,667 in debt for an aggregate of 618 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with Osher Capital (the “Osher Capital Exchange Agreement”) and a registration rights agreement. Pursuant to the Osher Capital Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby Osher Capital will exchange $103,800 in debt for an aggregate of 104 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with Lexi London (the “Lexi London Exchange Agreement”) and a registration rights agreement. Pursuant to the Lexi London Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby Lexi London will exchange $769,000 in debt for an aggregate of 769 shares of Series G Convertible Preferred Stock.

On August 12, 2025, the Company entered into an exchange agreement with ILE Associates (the “ILE Associates Exchange Agreement”) and a registration rights agreement. Pursuant to the ILE Associates Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby ILE Associates will exchange $256,333 in debt for an aggregate of 256 shares of Series G Convertible Preferred Stock.

Common Stock

On June 16, 2025, the Board of Directors approved a retention package for L. Kevin Kelly, Chief Executive Officer, and Alvin McCoy III, Chief Financial Officer, and issued each officer 3,000,000 shares of Common Stock under the Company’s 2025 Equity Incentive Plan on August 4, 2025. This strategic initiative is designed to align the interests of the Company’s executive leadership with long-term shareholder value creation and to incentivize continued dedication to drive Cycurion’s growth and performance.

Authorized and Outstanding Stock

The Charter authorizes the issuance of an aggregate of 100,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. If the Authorized Common Stock Amendment is approved, our Charter will authorize 300,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. The shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable. Our purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL. Unless our board of directors determines otherwise, we will issue all shares of our capital stock in uncertificated form.

We have 51,700,173 shares of Common Stock and 6,784,551 shares of preferred stock issued and outstanding.

Common Stock

Voting Rights

Each holder of our Common Stock is entitled to one vote for each share held of record by such holder on all matters on which stockholders generally are entitled to vote, as provide by the Charter. The holders of Common Stock do not have cumulative voting rights in the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast present in person or represented by proxy, unless otherwise specified by law, the Charter.

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Dividend Right

Subject to preferences that may be applicable to any outstanding preferred stock, the holders of shares of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board out of funds legally available therefor.

Rights upon Liquidation, Dissolution and Winding-Up

In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the stockholders are entitled to share ratably in all assets remaining after payment of our debts and other liabilities, subject to prior distribution rights of preferred stock or any class or series of stock having a preference over the Common Stock, then outstanding, if any.

Preemptive or Other Rights

The stockholders have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences, and privileges of stockholders will be subject to those of the holders of any shares of the preferred stock that we may issue in the future.

Preferred Stock

The Charter authorizes the board of directors to establish one or more series of preferred stock. Unless required by law or by any stock exchange, and subject to the terms of the Charter, the authorized shares of preferred stock will be available for issuance without further action by holders of common stock. The board of directors is able to determine, with respect to any series of preferred stock, designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations, or restrictions thereof, if any.

We could issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which the stockholders might receive a premium over the market price of the Common Stock. Additionally, the issuance of preferred stock may adversely affect the rights of stockholders by restricting dividends on the common stock, diluting the voting power of the Common Stock or subordinating the rights of stockholders to distributions upon a liquidation, dissolution or winding up, or other event. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of our Common Stock.

Voting Rights

Holders of our Series A Convertible Preferred Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series G Convertible Preferred Stock have voting rights on an as-if-converted-to-Common-Stock basis. The Series B Convertible Preferred Stock and Series D Convertible Preferred Stock do not have voting rights. Please see below for more information.

Series A Convertible Preferred Stock

We have authorized 110,000 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 106,816 shares of Series A Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series A Convertible Preferred Stock are:

Voting Rights: Holders of shares of our Series A Convertible Preferred Stock shall have voting rights on an as-if-converted-to-common stock basis and as required by law (including without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series A Convertible Preferred Stock.

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Dividend Rights: Holders of shares of our Series A Convertible Preferred Stock shall be entitled to receive dividends at the rate of twelve percent (12%) per annum of the $12.12 per-share Stated Value of the Series A Convertible Preferred Stock. The dividends shall be paid payable quarterly in arrears in shares of Common Stock, calculated for each dividend payment on an as-if-converted-to-Common-Stock basis.

Conversion Rights: Shares of our Series A Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into shares of Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series A Convertible Preferred Stock-for-25.6938 shares of Common Stock, subject to adjustment.

Liquidation Preference: Holders of shares of our Series A Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary, shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Series A Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if our assets are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of our Series A Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

Protective Provisions: As long as any shares of Series A Convertible Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series A Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series A Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series A Convertible Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series A Convertible Preferred Stock, (c) increase the number of authorized shares of Series A Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series B Convertible Preferred Stock

We have authorized 3,000 shares of our Series B Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 3,000 shares of Series B Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series B Convertible Preferred Stock are:

Voting Rights: Holders of our Series B Convertible Preferred Stock shall not have any voting rights except as required by law (including without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series B Convertible Preferred Stock.

Dividend Rights: Holders of shares of our Series B Convertible Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of Common Stock when, as, and if such dividends are paid on shares of Common Stock.

Conversion Rights: Shares of our Series B Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series B Convertible Preferred Stock-for-one share of Common Stock, subject to adjustment.

Liquidation Preference: Holders of shares of our Series B Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary, shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Series B Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if our assets are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of Series B Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

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Protective Provisions: As long as any shares of Series B Convertible Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series B Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series B Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series B Convertible Preferred Stock, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series B Convertible Preferred Stock, (c) increase the number of authorized shares of Series B Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series C Convertible Preferred Stock

We have authorized 5,000 shares of our Series C Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 4,851 shares of Series C Convertible Preferred Stock issued and outstanding.

Voting Rights: The holders of our Series C Convertible Preferred Stock have voting rights on an as-if-converted-to-Common-Stock basis, as required by law, and as expressly provided in its Certificate of Designation, as follows. As long as any shares of our Series C Convertible Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of our Series C Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to our Series C Convertible Preferred Stock or alter or amend its Certificate of Designation, (b) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of our Series C Convertible Preferred Stock, (c) increase the number of authorized shares of our Series C Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Dividend Rights: We shall pay dividends on our Series C Convertible Preferred Stock at the rate of 12% per annum of the per-share Stated Value ($82.46 per share). The dividends are payable quarterly in arrears not in cash, but in shares of our Common Stock, calculated for each dividend payment on an as-if-converted-to-Common-Stock basis. No other dividends are payable on shares of our Series C Convertible Preferred Stock.

Conversion Rights: The shares of our Series C Convertible Preferred Stock may be converted into shares of our Common Stock at a ratio of approximately 613 shares of Common Stock for every one share of our Series C Convertible Preferred Stock, or an aggregate of 2,972,320 shares of our Common Stock, assuming full conversion. In connection with conversions, each holder of our Series C Convertible Preferred Stock is subject to a “beneficial ownership limitation” of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to that conversion, which limitation may be increased by the holder to not more than 9.99% on 61 days’ advanced notice to us.

Liquidation Preference: Our Series C Convertible Preferred Stock has a liquidation preference in an amount equal to its per-share Stated Value ($82.46 per share), plus any accrued and unpaid dividends thereon, for each share of our Series C Convertible Preferred Stock before we can make any distribution or payment to the holders of our Common Stock. If our assets are insufficient to pay in full such liquidation preference, then our entire assets are to be distributed to the holders of our Series C Convertible Preferred Stock, ratably distributed among them in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Protective Provisions: As long as any shares of Series C Convertible Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series C Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series C Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series C Convertible Preferred Stock, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series C Convertible Preferred Stock, (c) increase the number of authorized shares of Series C Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

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Series D Convertible Preferred Stock

We have authorized 6,666,700 shares of our Series D Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 6,666,700 shares of Series D Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series D Convertible Preferred Stock are:

Voting Rights: Holders of Series D Convertible Preferred Stock shall not have any voting rights except as required by law (including without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series D Convertible Preferred Stock.

Dividend Rights: Holders of our Series D Convertible Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of Common Stock when, as, and if such dividends are paid on shares of Common Stock.

Conversion Rights: Shares of our Series D Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into shares of Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series D Convertible Preferred Stock-for-one share of Common Stock, subject to adjustment.

Liquidation Preference: Holders of our Series D Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary, shall be entitled to receive out of our assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Series D Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if our assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of Series D Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

Protective Provisions: As long as any shares of Series D Convertible Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series D Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series D Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for Series D Convertible Preferred Stock, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series D Convertible Preferred Stock, (c) increase the number of authorized shares of Series D Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series E Convertible Preferred Stock

We have authorized 100 shares of our Series E Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 51 shares of Series E Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series E Convertible Preferred Stock are:

Voting Rights: Holders of shares of our Series E Convertible Preferred Stock shall have voting rights on an as-if-converted-to-Common-Stock basis and as required by law (including, without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series E Convertible Preferred Stock.

Dividend Rights: Holders of shares of our Series E Convertible Preferred Stock shall be entitled to receive, and we shall pay, dividends on shares of Series E Convertible Preferred Stock (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of Common Stock when, as, and if such dividends are paid on shares of Common Stock.

Conversion Rights: Shares of our Series E Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into shares of Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series E Convertible Preferred Stock-for-10,000 shares of Common Stock, subject to adjustment.

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Liquidation Preference: Holders of shares of our Series E Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary , shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Series E Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if the assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of Series E Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

Protective Provisions: As long as any shares of Series E Convertible Preferred Stock are outstanding, Cycurion shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series B Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series E Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series E Convertible Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series E Convertible Preferred Stock, (c) increase the number of authorized shares of Series E Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series F Convertible Preferred Stock

We have authorized 10,000 shares of our Series F Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 0 shares of Series F Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series F Convertible Preferred Stock are:

Voting Rights: Holders of shares of our Series F Convertible Preferred Stock shall have voting rights on an as-if-converted-to-Common-Stock basis and as required by law (including without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series F Convertible Preferred Stock.

Dividend Rights: Holders of shares of our Series F Convertible Preferred Stock shall be entitled to receive, and we shall pay, dividends on shares of our Series F Convertible Preferred Stock at the rate of twelve percent (12%) per annum of the $0.0001 per-share Stated Value of the Series F Convertible Preferred Stock. The dividends shall be paid payable quarterly in arrears in shares of Common Stock, calculated for each dividend payment on an as-if-converted-to-Common-Stock basis.

Conversion Rights: Shares of our Series F Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into shares of Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series F Convertible Preferred Stock-for-1,000 shares of Common Stock, subject to adjustment.

Liquidation Preference: Holders of shares of our Series F Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary , shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share Series F Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if the assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of our Series F Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

Protective Provisions: As long as any shares of Series F Convertible Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series F Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series F Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series F Convertible Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series F Convertible Preferred Stock, (c) increase the number of authorized shares of Series F Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series G Convertible Preferred Stock

We have authorized 10,000 shares of our Series G Convertible Preferred Stock, par value $0.0001 per share. As of the Record Date, there are 3,133 shares of Series G Convertible Preferred Stock issued and outstanding.

The material attributes of the shares of our Series G Convertible Preferred Stock are:

Voting Rights: Holders of shares of our Series G Convertible Preferred Stock shall have voting rights on an as-if-converted-to-Common-Stock basis and as required by law (including without limitation, the DGCL) and as expressly provided in the Certificate of Designation of Preferences, Rights and Limitations for our Series G Convertible Preferred Stock.

Dividend Rights: Holders of shares of our Series G Convertible Preferred Stock shall be entitled to receive, and we shall pay, dividends on shares of our Series G Convertible Preferred Stock at the rate of twelve percent (12%) per annum of the $0.0001 per-share Stated Value of the Series G Convertible Preferred Stock. The dividends shall be paid payable quarterly in arrears in shares of Common Stock, calculated for each dividend payment on an as-if-converted-to-Common-Stock basis.

Conversion Rights: Shares of our Series G Convertible Preferred Stock shall be convertible, at any time and from time to time at the option of the holder thereof, into shares of Common Stock (subject to certain 4.99% or 9.99% blocker limitations) at the conversion ratio of one share of Series G Convertible Preferred Stock-for-1,000 shares of Common Stock, subject to adjustment.

Liquidation Preference: Holders of shares of our Series G Convertible Preferred Stock, upon any liquidation, dissolution, or winding-up, whether voluntary or involuntary , shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share Series G Convertible Preferred Stock before any distribution or payment shall be made to the holders of Common Stock, and, if the assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of shares of our Series G Convertible Preferred Stock shall be ratably distributed among them in accordance with the respective amounts that would have been payable on such shares if all amounts payable thereon had been paid in full.

Protective Provisions: As long as any shares of Series G Convertible Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series G Convertible Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the holders of Series G Convertible Preferred Stock or alter or amend the Certificate of Designation of Preferences, Rights and Limitations for our Series G Convertible Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of shares of Series G Convertible Preferred Stock, (c) increase the number of authorized shares of Series G Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

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Warrants

We have warrants outstanding to purchase an aggregate of 11,876,000 shares of Common Stock, which amount consists of the PIPE Warrants and Public Warrants.

If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each whole warrant will be increased in proportion to such increase in the outstanding shares of Common Stock.

The warrant holders, solely by virtue of holding warrants, do not have the rights or privileges of holders of Common Stock or any voting rights until they exercise their warrants and receive shares of Common Stock.

PIPE Warrants and Public Warrants

Each outstanding whole PIPE Warrant and Public Warrant represents the right to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment as discussed in this prospectus, at any time commencing 30 days after the business combination (the “Business Combination”) with Western Acquisition Ventures Corp. (“Western”) and ending five years after the Business Combination.

The PIPE Warrants, as well as any warrants underlying additional units issued to the Sponsor or our officers, directors or their affiliates in payment of working capital loans, are identical to the Public Warrants except that the PIPE Warrants (i) will be exercisable for cash or on a cashless basis, at the holder’s option, and (ii) will not be redeemable by us, in each case so long as they are still held by the Sponsor or its permitted transferees.

We may call the Public Warrants for redemption (excluding any warrants underlying additional units issued to the Sponsor, our officers, directors or their affiliates in payment of working capital loans made to us), in whole and not in part, at a price of $0.01 per Public Warrant,

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
●	if, and only if, the reported last sale price of the Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the applicable warrants become exercisable and ending three business days before we send the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable, we may not exercise our redemption right if the issuance of shares of Common Stock upon exercise of the Public Warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such shares of Common Stock under the blue-sky laws of in those states in which such Public Warrants were offered by us in the offering.

If we call the Public Warrants for redemption as described above, we will have the option to require any holder that wishes to exercise its Public Warrant to do so on a “cashless basis.” If we take advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their Public Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose means the average reported last sale price of the Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a Public Warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the Public Warrants.

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In addition, if we, at any time while the Public Warrants or PIPE Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of our capital stock into which the Public Warrants or PIPE Warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Common Stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Common Stock in connection with a stockholder vote to amend our amended and restated certificate of incorporation (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our charter prior thereto or to redeem 100% of our Common Stock if we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of the offering at the election of the Company subject to satisfaction of certain conditions or as extended by our stockholders in accordance with our amended and restated certificate of incorporation) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the Public Warrants and PIPE Warrants exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Common Stock in respect of such event.

If the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Public Warrant and PIPE Warrant will be decreased in proportion to such decrease in outstanding shares of Common Stock.

In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of ours as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the Public Warrants and PIPE Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and PIPE Warrants and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants or PIPE Warrants (as applicable) would have received if such holder had exercised their Public Warrants or PIPE Warrant (as applicable) immediately prior to such event.

The Public Warrants and PIPE Warrants are issued in registered form under a warrant agreement between Equiniti Trust Company, LLC, as warrant agent, and us. The warrant agreement provides that the terms of the Public Warrants and PIPE Warrants may be amended without the consent of any holder to cure any ambiguity or correct any mistake, or defective provision, but requires the approval by the holders of at least a majority of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants.

Yield Point NY LLC Pre-Funded Warrant

On April 7, 2025, Cycurion entered into an equity purchase agreement (the “Equity Purchase Agreement”) with Yield Point NY LLC (the “Investor”) relating to up to 4,500,000 shares of Common Stock issuable to the Investor upon exercise of a pre-funded warrant (“Pre-Funded Warrant”) issued as its commitment fee (“Commitment Fee”) under the Equity Purchase Agreement.

The Pre-Funded Warrant was offered for the Commitment Fee in connection with the Equity Purchase Agreement for shares of Common Stock, and provides that the holder may not exercise any portion of the Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 4.99%, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice. The exercise price for each share of Common Stock underlying the Pre-Funded Warrant is $0.0001. The Pre-Funded Warrant is immediately exercisable upon issuance and may be exercised at any time until the Pre-Funded Warrant is exercised in full.

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A holder of the Pre-Funded Warrant may not exercise any portion of the warrants or Pre-Funded Warrant, as applicable, to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of our outstanding Common Stock immediately after exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant.

In lieu of making the cash payment otherwise contemplated to be made to us upon exercise of the Pre-Funded Warrant in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of our Common Stock determined according to a formula set forth in the Pre-Funded Warrant.

Seward & Kissel LLP Pre-Funded Warrant

On February 14, 2025, Cycurion entered into pre-funded warrant with Seward & Kissel LLP that is exercisable for approximately $1.3 million in shares of Common Stock, or up to 2,500,000 shares of Common Stock (the “Seward & Kissel Pre-Funded Warrant”); provided that once the net proceeds from the sale of the shares equals the $1.3 million in legal fees and expenses (the “Legal Fees”), the remaining shares of Common Stock, including such Common Stock exercisable under the Seward & Kissel Pre-Funded Warrant, shall be returned to Cycurion.

The Seward & Kissel Pre-Funded Warrant provides that the holder may not exercise any portion of the Seward & Kissel Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 4.99% upon 61 days’ prior notice. The exercise price for each share of Common Stock underlying the Seward & Kissel Pre-Funded Warrant is $0.0001. The Seward & Kissel Pre-Funded Warrant is immediately exercisable upon issuance and may be exercised at any time until the Seward & Kissel Pre-Funded Warrant is exercised in full.

Seward & Kissel LLP may not exercise any portion of the warrants or Seward & Kissel Pre-Funded Warrant, as applicable, to the extent that the holder would own more than 4.99% of our outstanding Common Stock immediately after exercise, as such percentage ownership is determined in accordance with the terms of the Seward & Kissel Pre-Funded Warrant.

In lieu of making the cash payment otherwise contemplated to be made to us upon exercise of the Seward & Kissel Pre-Funded Warrant in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of our Common Stock determined according to a formula set forth in the Seward & Kissel Pre-Funded Warrant.

For additional information on our agreements with Seward & Kissel LLP, please see “Agreements with Seward & Kissel LLP” in the section “Certain Relationships and Related Party Transactions.”

Our Transfer Agent and Warrant Agent

Our transfer agent and warrant agent is Equiniti Trust Company, LLC.

Anti-Takeover Effects of the Charter and Bylaws and Certain Provisions of Delaware Law

The Charter and the DGCL contain provisions summarized below that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile or abusive change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of us by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for shares of Common Stock held by stockholders.

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Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of shares that are authorized and available for issuance. However, the listing requirements of Nasdaq, which would apply so long as the shares of our Common Stock remain listed on Nasdaq, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power or the then-outstanding number of shares of Common Stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. Additionally, the number of authorized shares of any series of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof outstanding) by the affirmative vote of the holders of a majority of shares in voting power, irrespective of the provisions of Delaware law.

Our board of directors may generally issue shares of one or more series of preferred stock on terms designed to discourage, delay or prevent a change of control or the removal of our management. Moreover, our authorized but unissued shares of preferred stock will be available for future issuances in one or more series without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, to facilitate acquisitions and employee benefit plans.

One of the effects of the existence of authorized and unissued and unreserved shares of Common Stock or preferred stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive our stockholders of opportunities to sell their shares of Common Stock at prices higher than prevailing market prices.

Vacancies and Newly Created Directorships

The Charter provides that, subject to the rights granted to one or more series of preferred stock then outstanding, any newly-created directorship on the board of directors that results from an increase in the number of directors and any vacancies on our board of directors will be filled solely only by the affirmative vote of a majority of the remaining directors, even if less than a quorum, by a sole remaining director or by our stockholders.

Special Stockholder Meetings

The Charter provides that special meetings of our stockholders may be called at any time only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, subject to the rights of holders of any series of preferred stock then outstanding.

Stockholder Action by Written Consent

Pursuant to Delaware law, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our amended and restated certificate of incorporation provides otherwise. Subject to applicable law and the rights, if any, of the holders of any outstanding series of preferred stock or any other outstanding class or series of stock of Cycurion, the Charter permits any action required or permitted to be taken by the stockholders of the Company to be effected by a duly called annual or special meeting of such stockholders or by written consent.

Section 203 of the DGCL

Cycurion will be subject to the provisions of Section 203 of the DGCL (“Section 203”) regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

●	prior to the date of the transaction, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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●	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
●	at or subsequent to the date of the transaction, the business combination is approved by Cycurion’s board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock.

The provisions of Delaware law and the provisions of our Charter and Bylaws could have the effect of discouraging others from attempting hostile takeovers and as a consequence, they might also inhibit temporary fluctuations in the market price of common stock that often result from actual or rumored hostile takeover attempts. These provisions might also have the effect of preventing changes in management. It is also possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Dissenters’ Rights of Appraisal and Payment

Under Delaware law, with certain exceptions, our stockholders will have appraisal rights in connection with a merger or consolidation in which we are a constituent entity. Pursuant to Delaware law, stockholders who properly demand and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Court of Chancery of the State of Delaware, plus interest, if any, on the amount determined to be the fair value, from the effective time of the merger or consolidation through the date of payment of the judgment.

Stockholders’ Derivative Actions

Under Delaware law, any of our stockholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of our shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law. To bring such an action, the stockholder must otherwise comply with Delaware law regarding derivative actions.

Exclusive forum for certain lawsuits

Our Charter requires, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our current or former director, officer, employee, agent, or stockholder to the Company or our stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, our Charter (as it may have been subsequently amended or amended and restated), or the Bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, then another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware).

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Notwithstanding the foregoing, our Charter provides that the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction. In addition, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the rules and regulations promulgated thereunder. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act, or any other claim for which the federal courts have exclusive jurisdiction.

Limitations on Liability and Indemnification of Officers and Directors

Delaware law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. The Charter includes a provision that eliminates the personal liability of directors for monetary damages to the corporation or its stockholders for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under Delaware law. The effect of these provisions is to eliminate the rights of us and our stockholders, through stockholders’ derivative suits on our behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has breached such director’s duty of loyalty, acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends, redemptions or repurchases or derived an improper benefit from his or her actions as a director.

The limitation of liability provision in the Charter may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Listing

Our Common Stock is listed on The Nasdaq Global Market, and our warrants are listed on The Nasdaq Capital Market under the symbols “CYCU” and “CYCUW”, respectively.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth beneficial ownership of the Company’s Common Stock by:

●	each person known to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days or subject to restricted stock units that vest within 60 days are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Cycurion, Inc., 1640 Boro Place, Fourth Floor, McLean, Virginia 22102.

As of September 8, 2025, the beneficial ownership of our Common Stock is based on 70,750,173 shares of Common Stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock(2)
Directors and Executive Officers
Emmit McHenry	2,566,094	3.63%
Alvin McCoy, III	4,909,037	6.94%
L. Kevin Kelly	3,000,000	4.24%
Peter R. Ginsberg	0	* %
Kevin E. O’Brien	0	* %
Reginald S. Bailey, Sr.	0	* %
Irving Minnaker	0	* %
All directors and executive officers as a group (7 individuals)	10,475,131	14.81%
Other 5% beneficial owners
N/A	-	-%

* Indicates less than one percent.

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)	Applicable percentage of ownership is based upon 70,750,173 shares of Common Stock issued and outstanding as of September 8, 2025.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. All directors and officers of the Company are delinquent in making their initial Section 16 filings. As of the date of this Information Statement, L. Kevin Kelly, Alvin McCoy III, Emmit McHenry, Kevin E. O’Brien and Peter Ginsberg have made their required filings. The remaining directors have not made their required Section 16 filings. For a description of each director and/or officer’s holdings in the Company’s shares of Common Stock, please see the section “Beneficial Ownership of Securities.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described under the sections titled “Executive Compensation” and “Management,” the following is a description of each transaction as of September 9, 2025, and each currently proposed transaction, in which:

●	we have been or are to be a participant;
●	the amount involved exceeds or will exceed $120,000; and
●	any of our directors, executive officers, or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Related Party Transactions

Please see “Code of Ethics” section above for a description of the policies and procedures used to review our related party transactions.

On September 20, 2024, we entered into a promissory note with Western Acquisition Ventures Sponsor LLC (the “Sponsor”) for $230,000 (the “Promissory Note”), pursuant to which we can borrow up to an aggregate principal amount of $230,000. That promissory note, with an interest rate of 10% per annum, is payable upon the sooner of the consummation of the Business Combination with us. As of December 31, 2024, we had borrowed the full $230,000 and nothing was available for withdrawal. We deemed the interest on the loan to be immaterial and as such did not record any interest relating to the promissory note as of December 31, 2024.

Personal guarantees were entered by Emmit McHenry, Kurt McHenry, and Alvin McCoy, III, as officers and stockholders of Cycurion Sub in support of a loan from Main Street Bank, of which approximately $4 million is owed as of September 9, 2025.

Axxum purchased an AT&T contract relationship from Archura, LLC, a company owned by Emmit McHenry and Kurt McHenry at the end of 2018. The contract relationship includes five purchase orders to deliver networking services to AT&T and its clients. The total sales of these five purchase orders were $119,279 and $144,820 as of December 31, 2024 and 2023, respectively.

Notes payable

On April 26, 2023, we issued to a director a $55,000 promissory note for $50,000 in gross proceeds.

On April 26, 2023, we issued to a director a $27,500 promissory note for $25,000 in gross proceeds.

On April 26, 2023, we issued to a director a $20,900 promissory note for $19,000 in gross proceeds.

On June 22, 2023, we issued to a director a $82,500 promissory note for $75,000 in gross proceeds.

On June 22, 2023, we issued to a director a $165,000 promissory note for $150,000 in gross proceeds.

On July 6, 2023, we issued to a director a $55,000 promissory note for $50,000 in gross proceeds.

On July 21, 2023, we issued to a director a $181,500 promissory note for $165,000 in gross proceeds.

On August 24, 2024, we issued a promissory note in the amount of $20,250 for $15,000 in proceeds to an officer of the company.

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During the year ended December 31, 2024 and 2023, we record amortization of debt discount of $2,188 and $53,400, respectively.

As of December 31, 2024 and 2023, we had “due to related party” balances of $148,088 and $587,400, respectively.

Promissory Notes with Western

On July 27, 2023, Western entered into a promissory note with Cycurion Sub, Inc. (“Cycurion Sub”) for $200,000 (the “Promissory Note”), pursuant to which Western can borrow up to an aggregate principal amount of $200,000. The Promissory Note, with an interest rate of 5% per annum is payable upon the sooner of the consummation of the Business Combination with Cycurion Sub, or January 11, 2024. If Western defaulted on the loan, or the business combination did not occur, Western will owe all principal and accrued interest thereto to Cycurion Sub. Cycurion Sub may not seek recourse against any money held in the Trust Account established pursuant the Borrower’s investment management trust agreement, dated as of January 11, 2022, as amended, by and between Western and Equiniti Trust Company, nor any of Western’s directors, officers, and any affiliate. As of September 30, 2024, Western has borrowed $554,269 and accrued approximately $21,906 in interest. As of December 31, 2023, Western has borrowed $200,000 and accrued approximately $4,222 in interest. On January 26, 2024, Western and Cycurion Sub amended the Promissory Note to increase its amount to $300,000 and extend the maturity date to the earlier of the consummation of the Business Combination or April 11, 2024. On April 4, 2024, Western and Cycurion Sub amended the Promissory Note to extend the maturity date to the earlier of the consummation of the Business Combination or July 11, 2024. On May 3, 2024, Western and Cycurion Sub amended the Promissory Note to increase its principal amount to $554,269. On July 2, 2024, Western and Cycurion Sub amended the Promissory Note to extend the maturity date of this note to the earlier of the consummation of the Business Combination or January 11, 2025. On October 9, 2024, Western and Cycurion Sub amended the Promissory Note to extend the maturity date of this note to the earlier of the consummation of the Business Combination or January 11, 2025. On January 8, 2025, Western and Cycurion Sub amended the Promissory Note to extend the maturity date of this note to the earlier of the consummation of the Business Combination or April 11, 2025. On October 9, 2024, Western and Cycurion Sub amended the Promissory Note to extend the maturity date of this note to the earlier of the consummation of the Business Combination or January 11, 2025. On January 8, 2025, Western and Cycurion Sub amended the Promissory Note to extend the maturity date of this note to the earlier of the consummation of the Business Combination or April 11, 2025.

On September 24, 2024, Cycurion Sub entered into a promissory note with Western for a principal amount of $210,555.56, pursuant to which Cycurion Sub can borrow up to an aggregate principal amount of $185,000.00. The promissory note, with an interest rate of 10% per annum is payable upon the sooner of the consummation of the Business Combination with Cycurion Sub, or six months following the date of the promissory note. If Western defaults on the loan, or the business combination does not occur, Western will owe all principal and accrued interest thereto to Western.

On January 6, 2025, Cycurion Sub entered into a promissory note with Western for a principal amount of $55,555.56, pursuant to which Cycurion Sub can borrow up to an aggregate principal amount of $50,000.00. The promissory note, with an interest rate of 10% per annum is payable upon the sooner of the consummation of the Business Combination with Cycurion Sub, or six months following the date of the promissory note. If Western defaults on the loan, or the business combination does not occur, Western will owe all principal and accrued interest thereto to Western.

On January 24, 2025, Cycurion Sub entered into a promissory note with Western for a principal amount of $327,777.78, pursuant to which Cycurion Sub can borrow up to an aggregate principal amount of $295,000.00. The promissory note, with an interest rate of 10% per annum is payable upon the sooner of the consummation of the Business Combination with Cycurion Sub, or six months following the date of the promissory note. If Western defaults on the loan, or the business combination does not occur, Western will owe all principal and accrued interest thereto to Western.

Founder Shares

On June 9, 2021, the Sponsor acquired 4,312,500 shares of Common Stock of Western (the “Founder Shares”) for an aggregate purchase price of $25,000. On June 16, 2021, the Sponsor transferred 1,207,500 of the Founder Shares to A.G.P./Alliance Global Partners (“A.G.P.”) for $7,000. On November 22, 2021, Western effected a 2-for-3 reverse stock split of its Common Stock, and A.G.P. sold back to the Sponsor 55,000 Founder Shares for $478, such that the Sponsor owns an aggregate of 2,125,000 Founder Shares, and A.G.P. owns 750,000 Founder Shares. Up to 375,000 Founder Shares (including the Founder Shares transferred to A.G.P.) were subject to forfeiture by the subscribers in case the underwriters did not fully exercise their over-allotment option. Since the underwriters exercised the overallotment option in full on January 14, 2022, none of the Founder Shares are subject to forfeiture any longer.

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The Sponsor, officers and directors have agreed, subject to limited exceptions, not to transfer, assign, or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Business Combination or (B) subsequent to the Business Combination, (x) if the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which Western completes a liquidation, merger, capital stock exchange, or other similar transaction that results in all of Western’s stockholders having the right to exchange their shares of Common Stock for cash, securities, or other property.

PIPE Subscription Agreement

On January 11, 2022, concurrently with the completion of the Business Combination, pursuant to the PIPE Subscription Agreement for an aggregate purchase price of $3,760,000, Western issued an aggregate of 376,000 shares of our Common Stock and PIPE Warrants to purchase 376,000 shares of the Company’s Common Stock.

The PIPE Subscription Agreement contains registration rights, pursuant to which we must use reasonable best efforts to file with the SEC a registration statement registering the resale of shares of our Common Stock. We are filing the registration statement of which this prospectus is a part, in part, to satisfy that contractual requirement.

The PIPE Warrants are exercisable until February 14, 2030 (five years after the completion of the Business Combination) at an exercise price of $11.50 per share, subject to adjustment as set forth in the PIPE Warrants for stock splits, stock dividends, recapitalizations and similar customary adjustments. A.G.P. may exercise each PIPE Warrant on a cashless basis if the shares underlying the PIPE Warrants are not then registered for resale pursuant to an effective registration statement.

Our Common Stock and PIPE Warrants to purchase our Common Stock issued pursuant to the PIPE Subscription Agreement were not registered under the Securities Act, and were issued in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Advisory Agreement with A.G.P.

A.G.P. was a financial advisor to both Western in connection with the Business Combination transaction. Upon the completion of the Business Combination, A.G.P.: (i) received a cash fee of $500,000 shares of Common Stock and warrants to purchase 500,000 shares of Common Stock at an exercise price of $5.00 per share. Pursuant to the advisory agreement (the “Advisory Agreement”), Western shall pay A.G.P. a total transaction fee equal to $2,500,000 (the “Transaction Fee”) upon the closing of the Business Combination. The Transaction Fee will be payable in the form of preferred shares of Cycurion that are convertible into 500,000 shares of Common Stock (such preferred shares or the Common Stock into which they convert, the “Transaction Fee Shares”), for a price per share of Common Stock equal to $5.00. A portion of the Transaction Fee Shares shall be subject to forfeiture and return to the Company for cancellation once A.G.P. converts and sells Transaction Fee Shares generating sales proceeds (excluding commissions) of $2,500,000.

The Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Convertible Preferred Stock is converted into shares of the Combined Company’s Common Stock and (ii) three months from February 14, 2025, which was the closing date of the de-SPAC (the “Lock-Up Termination Date”). After the Lock-Up Termination Date, A.G.P. may convert the Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the Common Stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Convertible Preferred Stock outstanding as of the closing is converted into shares of our Common Stock.

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The parties amended the Advisory Agreement (the “Amended Advisory Agreement”), pursuant to which Western shall pay A.G.P. the Transaction Fee in the form of preferred shares of Cycurion that are convertible into 5,000,000 shares of Common Stock (such preferred shares or the Common Stock into which they convert, the “Amended Transaction Fee Shares”), for a price per share of Common Stock of $0.50. A portion of the Amended Transaction Fee Shares shall be subject to forfeiture and return to the Company for cancellation once A.G.P. converts and sells Transaction Fee Shares generating sales proceeds (excluding commissions) of $2,500,000.

The Amended Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Convertible Preferred Stock is converted into shares of the Combined Company’s Common Stock and (ii) six months from the Lock-Up Termination Date. After the Lock-Up Termination Date, A.G.P. may convert the Amended Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Amended Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the Common Stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Convertible Preferred Stock outstanding as of the closing is converted into shares of our Common Stock.

Upon the execution of the Advisory Agreement, the Business Combination Marketing Agreement, dated January 11, 2022, between Western and A.G.P. in which Western and Cycurion Sub caused the combined company to issue to A.G.P. 250,000 shares of Common Stock of the combined company in full satisfaction of the fees, was terminated, and such shares of Common Stock extinguished in their entirety.

Agreements with Seward & Kissel LLP

On November 27, 2024, we entered into a revised engagement letter (the “Revised Engagement Letter”) with Seward & Kissel LLP (“Seward & Kissel”), pursuant to which Western and Cycurion agreed to pay approximately $1.3 million of its outstanding legal fees and expenses (“Legal Fees”) in shares of Common Stock in connection with the Business Combination. Following the closing of the Business Combination on February 14, 2025 and in connection with the Revised Engagement Letter, we issued to Seward & Kissel 250,000 shares of Common Stock and a pre-funded warrant that is exercisable for approximately $1.3 million in shares of Common Stock (the “Seward & Kissel Pre-Funded Warrant”); provided that once the net proceeds from the sale of the shares equals the Legal Fees, the remaining shares of Common Stock, including such Common Stock exercisable under the Seward & Kissel Pre-Funded Warrant, shall be returned to Cycurion.

We plan to enter into an exchange agreement with Seward & Kissel to exchange the Seward & Kissel Pre-Funded Warrant for a convertible promissory note (the “Seward & Kissel Convertible Note”) that is convertible into such number of shares equal to the Legal Fees.

Agreement with Baker & Hostetler LLP

In 2023, Western agreed to pay approximately $788,030 of its obligations to its counsel, Baker Hostetler LLP, in shares of Common Stock following the Business Combination, which will be issued at a price per share equal to $10.00, or 78,803 shares.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. This includes, without limitation, statements regarding the financial position and the plans and objectives of management for our future operations. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Information Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These risks include the risks that are identified in the “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and also include, among others, risks associated with the following:

●	the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against us;

●	the ability to maintain the listing of our securities on The Nasdaq Stock Market, and the potential liquidity and trading of our securities;

●	the risk of disruption to our current plans and operations;

●	the ability to recognize the anticipated benefits of our business and the recently closed de-SPAC transaction, which may be affected by, among other things, competition and the ability to grow, manage growth profitably, and retain key employees;

●	costs related to our business;

●	changes in applicable laws or regulations;

●	our ability to meet our future capital requirements to fund our operations, which may involve debt and/or equity financing, and to obtain such debt and/or equity financing on favorable terms, and our sources and uses of cash;

●	our ability to achieve and sustain profitability of our existing lines of business and through our wholly owned subsidiaries;

●	our ability to raise sufficient capital to continue to acquire cybersecurity companies;

●	our ability to attract and retain qualified cybersecurity talent;

●	our ability to successfully execute acquisitions, integrate the acquired businesses, and create synergies as a global cybersecurity consolidator;

●	our ability to efficiently acquire customers and maintain high client retention rates;

●	our ability to attract and retain qualified key technology or management personnel and to expand our management team;

●	our ability to stay in compliance with laws and regulations currently applicable to, or which may become applicable to our business both in the United States and internationally;

●	our ability to maintain existing license agreements;

●	our estimates regarding expenses, future revenue, capital requirements, and need for additional financing;

●	our ability to achieve and maintain profitability in the future;

●	our financial performance; and

●	other factors disclosed under the section entitled “Risk Factors” in our annual report on Form 10-K.

These forward-looking statements are based on information available as of the date of this Information Statement and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy/information statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

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EXHIBIT A

CONSENT OF MAJORITY CONSENTING STOCKHOLDERS

The undersigned stockholders of our shares of common stock, par value $0.0001 per share (“Common Stock”) and our Series A Convertible Preferred Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series G Convertible Preferred Stock, each with a par value $0.0001 per share (“Preferred Voting Stock”) of Cycurion, Inc., a Delaware corporation (the “Company”), hereby consent to and adopt the following resolutions pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

ELECTION OF DIRECTORS

WHEREAS, the undersigned stockholders desire to re-elect all of the currently serving directors by removing each of the currently serving directors of the Company and immediately re-electing such directors to fill the vacancies created by the aforesaid removals.

NOW, THEREFORE, BE IT RESOLVED, that the six current members of the Board – Emmit McHenry, L. Kevin Kelly, Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker – be, and each of them hereby is, removed effective immediately; and six current members of the Board - Emmit McHenry, L. Kevin Kelly, Peter Ginsberg, Reginald S. Bailey, Sr., Kevin E. O’Brien and Irving Minnaker – be, and each of them is hereby, re-elected to fill the vacancies created by the aforesaid removals, each to hold office until the next Annual General Meeting of the Company, or until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

APPOINTMENT OF WWC, P.C.

WHEREAS, the undersigned stockholders desire to ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year 2025.

NOW, THEREFORE, BE IT RESOLVED, that WWC, P.C. is hereby appointed as the independent registered public accounting firm of the Company for the fiscal year 2025.

COMPENSATION OF OUR NAMED EXECUTED OFFICERS

WHEREAS, the Compensation Committee of the Company has recommended to the Board that the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and accompanying narrative disclosures be submitted to a non-binding advisory vote of the stockholders of the Company at the Meeting.

WHEREAS, the undersigned stockholders desire to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.

NOW, THEREFORE, BE IT RESOLVED, that that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the information statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, the compensation tables and the accompanying narrative disclosures in the Information Statement.

FREQUENCY OF FUTURE VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

WHEREAS, the Board and the Compensation Committee have determined that a “say-on-pay” vote on executive compensation every year continues to be appropriate to provide stockholders the opportunity to inform the Company of the stockholders’ opinion of how the Company compensates executive officers.

NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the Company have decided a frequency of one-year to inform the Company of the stockholders’ opinion of how the Company compensates executive officers.

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INCREASE IN AUTHORIZED SHARES OF COMMON STOCK; AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

WHEREAS, pursuant to the Second Amended and Restated Certificate of Incorporation of the Company (the “Existing Charter”), the Company is authorized to issue up to (i) 100,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”); and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which 51,700,173 shares of Common Stock and 6,784,551 shares of Preferred Stock, respectively, were issued and outstanding as of August 13, 2025;

WHEREAS, the Board has determined that it is in the best interests of the Company to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 (the “Authorized Share Capital Increase”) to better align the number of authorized shares of Common Stock to its anticipated needs; and

WHEREAS, the Board has (i) resolved to amend the Existing Certificate to effect the Authorized Share Capital Increase, as set forth in the form of amended and restated certificate of incorporation of the Company attached hereto as Annex A (the “A&R Certificate”); and (ii) requested that the stockholders approve the Authorized Share Capital Increase and adopt and authorize the filing of the A&R Certificate by the Company.

NOW, THEREFORE, BE IT RESOLVED, that the stockholders find it advisable and hereby (i) approve the Authorized Share Capital Increase; and (ii) adopt and authorize the filing of the A&R Certificate by the Company; and

RESOLVED, that each and any of the officers and directors of the Company are hereby authorized and directed to take all steps necessary to file the A&R Certificate with the Delaware Secretary of State, and any required regulatory filings with the Securities and Exchange Commission in order to effect, inter alia, the Authorized Share Capital Increase, Reverse Stock Splits and any other certain revisions to the Existing Certificate.

REVERSE STOCK SPLITS; SUBSEQUENT AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

WHEREAS, the Board believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher; and

WHEREAS, given the foregoing, the Board (i) believes it is in the best interests of the Company to increase the number of outstanding shares of the Common Stock through one or more reverse stock splits, which may, absent other factors, have the effect of increasing the per share market price of the Company’s Common Stock, which in addition to investor attractiveness, would also have the positive result of better positioning the Company to meet or maintain a bid price over the minimum bid price requirement of Nasdaq; (ii) has resolved to effect one or more reverse stock splits of the outstanding shares of Common Stock, in a ratio between and including 3:1 or 75:1 shares and not more than 250:1 shares of the Common Stock (the “Reverse Stock Splits”), with the exact ratio to be determined by the Board in its sole discretion, who shall then further amend and restate the A&R Certificate, all within a specified timeframe; and (iii) has requested the approval of the stockholders to grant discretionary authority to the Board to the foregoing subsection (ii).

NOW, THEREFORE, BE IT RESOLVED, that the stockholders find it advisable and hereby grant discretionary authority to the Board to (i) determine the exact ratio of the Reverse Stock Splits; and (ii) effect the Reverse Stock Splits, if at all, by further amending and restating the A&R Certificate in a form to be determined by the Board, all within one (1) year from the date of this stockholder consent; and it is further

RESOLVED, that each and any of the officers and directors of the Company are hereby authorized and directed to take any steps necessary to effect the Reverse Stock Splits and any other certain revisions to the A&R Certificate, including without limitation by executing and filing an amended and restated version of the A&R Certificate with the Delaware Secretary of State, and filing any required regulatory filings with the Securities and Exchange Commission or the Financial Industry Regulatory Authority.

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INCREASE IN AUTHORIZED SHARES ISSUABLE UNDER THE 2025 EQUITY INCENTIVE PLAN

WHEREAS, the Company has issued 9,426,072 shares out of the 10,000,000 shares authorized under the 2025 Equity Incentive Plan.

WHEREAS, the Board has determined that without increasing the number of shares available for issuance under the 2025 Equity Incentive Plan, the Company will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting the Company’s growth.

WHEREAS, that the Board has determined that it is in the best interests of the Company to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan from 10,000,000 shares to 25,000,000 shares of Common Stock.

NOW, THEREFORE, BE IT RESOLVED, that the stockholders find it advisable to increase the number of authorized shares issuable under the 2025 Equity Incentive Plan from 10,000,000 shares to 25,000,000 shares of Common Stock.

OMNIBUS RESOLUTIONS

RESOLVED, that the officers of the Company and each of them acting singly are and each hereby is authorized, empowered and directed (i) to execute, seal and deliver in the name of and on behalf of the Company any and all documents, agreements and instruments to effectuate any of the foregoing resolutions, all with such changes therein as any of such officers may deem necessary or desirable; and (ii) to take such action (including without limitation the filing of any and all applications and the payment of any and all filing fees and expenses), or to cause the Company or any other person to take such action as may in the judgment of the officer so acting be necessary or desirable in connection with, or in furtherance of, any of the foregoing resolutions, and the execution and delivery of any such document, agreement or instrument or the taking of any such action shall be conclusive evidence of such officer’s authority hereunder to so act; and it is further

RESOLVED, that all actions taken by the directors and the officers of the Company in connection with any and all of the transactions referred to in or contemplated by any of the foregoing resolutions are and each hereby is ratified, confirmed and approved; and it is further

RESOLVED, that this consent may be executed and delivered via any method permitted under the DGCL (including, without limitation, by electronic transmission or by electronic mail containing a portable document format (.pdf) file of an executed signature page) and in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one action; any copy, facsimile or other reliable reproduction of this consent may be substituted or used in lieu of the original consent for any and all purposes for which the original consent could be used; and this consent shall be filed with the minutes of the proceedings of the stockholders of the Company.

[Signature page(s) follow(s)]

A-3

IN WITNESS WHEREOF, the undersigned hereby adopts and approves this consent with respect to all shares of the Company’s capital stock held by such stockholder. Each of the undersigned hereby instructs that the consent of such stockholder shall be effective upon the execution and delivery hereof.

STOCKHOLDER

By:
Name:
Date:

A-4

ANNEX A

AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Cycurion, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Cycurion, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 28, 2021 (the “Original Certificate”).

2. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), was duly adopted by the Board of Directors of the Corporation (the “Board”) on January 11, 2022 and the stockholders of the Corporation in accordance with Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. The Amended and Restated Certificate was amended on January 13, 2023, July 11, 2023, January 10, 2024, April 10, 2024, July 2, 2024, October 9, 2024, and January 8, 2025 as filed with the Secretary of State of the State of Delaware.

4. The Second Amended and Restated Certificate (this “Second Amended and Restated Certificate”) was duly adopted by the Board on January 10, 2025 and the stockholders of the Corporation in accordance with Sections 228, 242, and 245 of the DGCL.

5. This Amendment to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.

6. This Amendment to the Second Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

7. The text of Paragraph (c) of Section 4.1 is hereby amended and restated to read in full as follows:

(a)	Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, that the Corporation is authorized to issue is 320,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”) and (b) 20,000,000 shares of preferred stock (the “Preferred Stock”).
(b)	Reverse Stock Split. Effective as of 12:01 a.m. Eastern Time on the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Time”), each share of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

IN WITNESS WHEREOF, Cycurion, Inc. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

CYCURION, INC.

By:	/s/ L. Kevin Kelly
Name:	L. Kevin Kelly
Title:	Chief Executive Officer

EXHIBIT B

CYCURION, INC.

2025 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors, and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Assumed” means that pursuant to a Change in Control either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or a Related Entity thereof in connection with the Change in Control with appropriate adjustments to the number and type of securities of the successor entity or a Related Entity thereof subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Change in Control as determined in accordance with the instruments evidencing the agreement to assume the Award and Applicable Laws.

(d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement or instrument evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices, or similar instruments, as determined by the Administrator.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of the Participant’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Participant’s (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct, or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

B-1

(h) “Change in Control” means any of the following transactions; provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding, and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan or a Related Entity) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Cycurion, Inc., a Delaware corporation, and any successor entity.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Participant provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (in each case, except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

B-2

(o) “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

(p) “Disability” means as such term (or word of like import) defined under the long-term disability policy of the Company or the Related Entity to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(q) “Dividend Equivalent Right” means a right entitling the Participant to compensation measured by dividends paid with respect to Common Stock.

(r) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including, without limitation, The New York Stock Exchange, The NYSE American, The Nasdaq Global Select Market, The Nasdaq Global Market, or The Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTCQX® Best Market, the OTCQB® Venture Market, or the Pink® Open Market of the OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

B-3

(u) “Good Reason” means, with respect to the termination by the Participant of the Participant’s Continuous Service, that such termination is for “Good Reason” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, means the occurrence of any of the following events or conditions unless consented to by the Participant (and the Participant shall be deemed to have consented to any such event or condition unless the Participant provides written notice of the Participant’s non-acquiescence within 30 days of the effective time of such event or condition): (i) a change in the Participant’s responsibilities or duties which represents a material and substantial diminution in the Participant’s responsibilities; (ii) a material reduction in the Participant’s base salary; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Participant’s by the same percentage amount shall not constitute such a salary reduction; or (iii) requiring the Participant to be based at any place outside a 50-mile radius from the Participant’s job location or residence except for reasonably required travel on business.

(v) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(aa) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means an Employee, Director, or Consultant who receives an Award under the Plan.

(cc) “Plan” means this Company 2025 Equity Incentive Plan.

(dd) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days, commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Participant’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ee) “Related Entity” means any (i) Parent or Subsidiary of the Company (or, if with respect to an entity other than the Company, Parent, or Subsidiary of such person) and (ii) any other entity controlling, controlled by, or under common control with the Company (or, if with respect to an entity other than the Company, controlling, controlled by, or under common control with such entity).

(ff) “Replaced” means that, pursuant to a Change in Control, the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or a Related Entity of either of them which preserves the compensation element of such Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same (or, for the Participant, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding, and conclusive.

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(gg) “Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator. Dividends payable with respect to Restricted Stock that is subject to performance vesting shall be held subject to the vesting of the underlying Shares.

(hh) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares, or other securities as established by the Administrator in the Award Agreement.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj) “SAR” means a stock appreciation right that entitles the Participant to Shares or cash compensation, or a combination thereof, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk) “Securities Act” means the Securities Act of 1933, as amended

(ll) “Share” means a share of Common Stock.

(mm) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 25,000,000 Shares. Subject to the provisions of Section 10 below, any increase to the maximum aggregate number of Shares which may be issued pursuant to all Awards shall be subject to stockholder approval. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) that is forfeited, canceled, or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that, if unvested Shares are forfeited or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is listed) or Applicable Laws, any Shares covered by an Award that are surrendered or withheld: (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(vi)) or (ii) in satisfaction of tax withholding obligations incident to the receipt, exercise, or vesting of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares that may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

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4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii) Officer Authorization to Grant Awards. The Board may authorize one or more Officers to grant Awards subject to such limitations as the Board determines from time to time and subject to limitations under Applicable Laws.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion, to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i) to select the Employees, Directors, and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules, or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Participants favorable treatment under such rules or laws;

(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Notwithstanding the foregoing, (A) the reduction or increase of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and (B) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash, in each case, shall not be subject to stockholder approval;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

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(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive, and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator, or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit, or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit, or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director, or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash, or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales, or bonuses of Restricted Stock, Restricted Stock Units, or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, forms of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption, or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that, absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares, or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Administrator from time to time.

(g) Early Exercise. The Award Agreement may, but need not, include a provision, whereby the Participant may elect at any time while an Employee, Director, or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(h) Term of Award. The term of each Award shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Participant has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(i) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Other Awards shall be transferable (i) by will or by the laws of descent and distribution and (ii) during the lifetime of the Participant, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Participant’s Immediate Family. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Administrator.

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(j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(k) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Participants to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be such price as is determined by the Administrator in accordance with Applicable Laws.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of the sale of Shares, the per Share purchase price, if any, shall be such price as is determined by the Administrator in accordance with Applicable Laws.

(v) In the case of other Awards, such price as is determined by the Administrator in accordance with Applicable Laws.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that, if required under Applicable Laws, the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration required under such Applicable Laws:

(i) cash;

(ii) check;

(iii) delivery of the Participant’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

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(iv) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (if then used) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi) with respect to Options, payment through a “net exercise”, such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vii) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards that do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Participant or other person until such Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the applicable tax withholding obligations incident to the exercise or vesting of an Award (limited to avoid, as determined by the Administrator, financial accounting charges under applicable accounting guidance and reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

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(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Participant’s Continuous Service for any reason other than Disability or death (but not in the event of a Participant’s change of status from Employee to Consultant or from Consultant to Employee), such Participant may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination or such other portion of the Participant’s Award as may be determined by the Administrator. The Participant’s Award Agreement may provide that upon the termination of the Participant’s Continuous Service for Cause, the Participant’s right to exercise the Award shall terminate concurrently with the termination of the Participant’s Continuous Service. In the event of a Participant’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change of status. To the extent that the Participant’s Award was unvested at the date of termination, or if the Participant does not exercise the vested portion of the Participant’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c) Disability of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her Disability, such Participant may, but only within six (6) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination; provided, however, that, if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such termination. To the extent that the Participant’s Award was unvested at the date of termination, or if Participant does not exercise the vested portion of the Participant’s Award within the time specified herein, the Award shall terminate.

(d) Death of Participant. In the event of a termination of the Participant’s Continuous Service as a result of his or her death, or in the event of the death of the Participant during the Post-Termination Exercise Period or during the six (6)-month period following the Participant’s termination of Continuous Service as a result of his or her Disability, the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Participant’s Award that was vested as of the date of termination, within six (6) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Participant’s Award was unvested, or if the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Participant’s Award within the time specified herein, the Award shall terminate.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9, the Award shall remain exercisable until one (1) month after the date the Participant is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement and only in a manner and to the extent permitted under Code Section 409A.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting, or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

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10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11, the number and kind of Shares covered by each outstanding Award, and the number and kind of Shares that have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for: (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively, “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Changes in Control.

(a) Termination of Award to Extent Not Assumed in Change in Control. Effective upon the consummation of a Change in Control, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Change in Control.

(b) Acceleration of Award Upon Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Change in Control or at the time of an actual Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Participant within a specified period following the effective date of the Change in Control.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 21, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend, or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

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(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12) shall adversely affect any rights under Awards already granted to a Participant.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Related Entity thereof is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Award, the Administrator, in its sole discretion, may (x) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting schedule applicable to such Award (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so amended.

16. Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six (6) months following the date of grant of such Award in the event of (i) such Employee’s death or Disability, (ii) a Change in Control in which such Award is not Assumed or Replaced, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or an SAR will be exempt from his or her regular rate of pay.

17. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the Applicable Laws and practices in other countries in which the Company and its Related Entities operate or have Employees or other persons eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Related Entities shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or a Related Entity under an agreement with a foreign nation or agency; (c) modify the terms and conditions of the Plan with respect to any Award granted to individuals outside the United States or foreign nationals to comply with Applicable Laws or foreign policies, customs and practices; (d) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with Applicable Laws or foreign policies, customs and practices (e) establish sub-plans, modify exercise procedures, and adopt other rules and/or procedures relating to the operation and administration of the Plan in jurisdictions other than the United States (including to qualify Awards for special tax treatment under laws of jurisdictions other than the United States); provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 3; and (f) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law in the United States.

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18. Compliance with Section 409A of the Code. Unless otherwise expressly provided in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and, to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If a Participant holding an Award that constitutes deferred compensation under Section 409A of the Code is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s separation from service or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. In no event will any Participant have a right to payment or reimbursement or otherwise from the Company or its Related Entities, or their successors or assigns, for any taxes, penalties or interest imposed or other costs incurred as a result of Section 409A of the Code.

19. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Participant any right with respect to the Participant’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Participant’s Continuous Service at any time, with or without cause, including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Participant who is employed at will is in no way affected by its determination that the Participant’s Continuous Service has been terminated for Cause for the purposes of this Plan.

20. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

21. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

22. Information to Participants. To the extent required by Applicable Laws, the Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of financial statements at least annually. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

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23. Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, that the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

24. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

25. Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium indicated by the Company to which the Participant has access).

26. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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